[MAS LOGO]
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                                    MAS FUNDS

                                  Annual Report
                                  1   9   9   6

                                TABLE OF CONTENTS

                                     Equity

Value Portfolio.............................................................   2
Equity Portfolio............................................................   4
Small Cap Value Portfolio...................................................   6
International Equity Portfolio..............................................   8
Mid Cap Growth Portfolio....................................................  10
Mid Cap Value Portfolio.....................................................  12
Emerging Markets Portfolio..................................................  14

                                  Fixed Income

Fixed Income Portfolio......................................................  16
Domestic Fixed Income Portfolio.............................................  18
High Yield Portfolio........................................................  20
Cash Reserves Portfolio.....................................................  22
Fixed Income Portfolio II...................................................  24
Mortgage-Backed Securities Portfolio........................................  26
Limited Duration Portfolio..................................................  28
Special Purpose Fixed Income Portfolio......................................  30
Municipal Portfolio.........................................................  32
PA Municipal Portfolio......................................................  34
Global Fixed Income Portfolio...............................................  36
International Fixed Income Portfolio........................................  38
Intermediate Duration Portfolio.............................................  40

                                    Balanced

Balanced Portfolio..........................................................  42
Multi-Asset-Class Portfolio.................................................  44


MAS Investment Services Team................................................  47
Trustees and Officers.......................................................  49

                                 To Our Clients,

[PHOTO of Thomas L. Bennett]

--------------------------------------------------------------------------------
MAS Funds continues to provide a complete selection of established domestic and global products designed for institutional and fiduciary investors of many types.
--------------------------------------------------------------------------------

Fiscal 1996 was a great year for long-term investors. The stock market again produced double-digit returns and our strategic view of interest rates and the bond market produced fixed-income results that make us proud of our process and long-term focus.

MAS Funds continues to provide a complete selection of established domestic and global products designed for institutional and fiduciary investors of many types. This choice of investing vehicles allows Miller Anderson & Sherrerd the flexibility to invest client assets in the most efficient way possible.

As the Fund continues to grow and garner more attention in the national press, we reaffirm the Miller Anderson & Sherrerd Mission Statement printed inside the back cover of this report. Institutional mutual funds are being recognized nationally as desirable investment vehicles even for individuals. MAS's mission nevertheless remains to provide a comprehensive array of top-quality products and services for our institutional clients and MAS Funds continues to maintain its focus on providing the best service possible for institutional investors.

The Fund's three-tier multiple-class-structure is new this year. Financial statements in this report reflect new share classes designed to meet the special servicing needs of institutional investors such as defined contribution plan sponsors. The class structure allows us to respond to changes in the employee benefit market with pricing that provides for additional services, without changing how we invest assets.

The strength of MAS remains the breadth and depth of expertise in our portfolio management groups. Each description of a portfolio's structure, strategy and investment results presented in this report highlights the efforts of a group of our portfolio managers. Each of these groups continues to benefit from the availability of the research, analysis and insights of all the other investing groups. This constant reassessment and sharing of strategic insights among investing teams results in the most rigorous analysis and comprehensive service possible for our clients.

Please call us at Miller Anderson & Sherrerd at 800-354-8185 with any questions you may have about this report or our investing processes. We look forward to continuing to provide you with the highest quality institutional investing services.

Sincerely,

/s/ Thomas L. Bennett
Thomas L. Bennett
Chairman

                                     Equity

                                 VALUE PORTFOLIO

The Value Portfolio combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low-P/E investing.

MAS's process is executed in two stages. An initial screen is used to identify companies with flat or positive earnings growth which have underperformed the broad market averages and whose valuations currently fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of the company.

The hallmark of MAS's strategy is its clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err in holding successful investments past their peaks. Perhaps the greatest strategic advantage of this approach is that the sell discipline mandates the sale of any stock that satisfies one or more of our sell criteria -- price appreciation, earnings deterioration, or negative fundamental change. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector limitations are imposed and limits placed on the size of individual positions, thereby minimizing the risk of any sector or holding.

For the fiscal year, the Value Portfolio underperformed its benchmark for the first time in recent years. While sector selection was a very positive factor for the year, adding roughly 280 basis points to performance, stock selection nearly offset this, and penalized performance by 250 basis points. In addition, cash holdings diluted performance by 180 basis points, because the strong market returns had limited the names available for purchase under the Portfolio's strict buy discipline.

Relative performance was aided by sector decisions to overweight heavy industry and financial services and to underweight telephones and consumer services. Performance was penalized by the Portfolio's significant underweight in beverages and personal care products. The stock market shifted its favor this year to defensive stocks and away from the economically sensitive and interest-sensitive issues which dominate the Portfolio. Valuation restrictions also prohibited ownership of most food and beverage, personal care, health care, consumer service, energy and telephone issues. The Portfolio's investment disciplines will maintain this sector concentration until the prices of current holdings rise enough or their earnings decline enough to trigger the sell discipline.

Stock selection in the telephone services, basic resources, and energy sectors of the stock market added to returns, but stock selection in the technology, heavy industry, health care, and food and tobacco sectors detracted from returns. Some of the best performing individual holdings for the year were American Re, British Petroleum, Deere, DuPont, Seagate, Sprint, and Western Digital, whereas disappointing holdings were Cyprus Amax, FMC, Foundation Health, National Semiconductor, Providian, Texas Instruments, and Trinova.

In the final quarter of the fiscal year, the Value Portfolio returned to its previous record of outperformance against its benchmark. Sector and stock-selection decisions each contributed positively to the Portfolio's outperformance, with significant underweighting in telephone utilities and overweighting in financial-service companies contributing the bulk of the positive sector-selection impact. Individual stock selection in the technology, financial services and energy sectors also added to the Portfolio's excess returns.

                               INVESTMENT RESULTS
                 Growth of a $1 Million Investment Over 10 Years

 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

(1) Institutional Class - Inception Date 11/5/84
------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1986                                 1987                                   1988
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/86  12/31/86  3/31/87  6/30/87  9/30/87  12/31/87   3/31/88   6/30/88   9/30/88  12/31/88  3/31/89  6/30/89
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,000   $ 1,026  $ 1,169  $ 1,165  $ 1,230   $   972   $ 1,076   $ 1,160   $ 1,164   $ 1,188  $ 1,278  $ 1,360
S&P 500             $ 1,000   $ 1,056  $ 1,281  $ 1,345  $ 1,434   $ 1,110   $ 1,174   $ 1,251   $ 1,255   $ 1,294  $ 1,385  $ 1,507

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1989                                 1990                                    1991
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90   3/31/91   6/30/91   9/30/91  12/31/91  3/31/92  6/30/92
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,495   $ 1,434  $ 1,389  $ 1,431  $ 1,198   $ 1,346   $ 1,575   $ 1,604   $ 1,743   $ 1,852  $ 1,854  $ 1,898
S&P 500             $ 1,669   $ 1,703  $ 1,652  $ 1,756  $ 1,515   $ 1,650   $ 1,890   $ 1,886   $ 1,986   $ 2,153  $ 2,099  $ 2,139

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1992                                 1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94  3/31/95  6/30/95
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,967   $ 2,123  $ 2,242  $ 2,255  $ 2,354   $ 2,427   $ 2,389   $ 2,423   $ 2,529   $ 2,511  $ 2,781  $ 3,106
S&P 500             $ 2,206   $ 2,317  $ 2,418  $ 2,430  $ 2,493   $ 2,551   $ 2,454   $ 2,464   $ 2,585   $ 2,584  $ 2,836  $ 3,107

-----------------------------------------------------------------
X-AXIS LABELS:        1995                                1996
-----------------------------------------------------------------
                    9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                    -------  --------  -------  -------  -------
MAS Funds Value     $ 3,353   $ 3,485  $ 3,729  $ 3,815  $ 3,971
S&P 500             $ 3,353   $ 3,555  $ 3,746  $ 3,914  $ 4,035


(2) Investment Class - Inception Date 5/6/96
------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1986                                 1987                                   1988
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/86  12/31/86  3/31/87  6/30/87  9/30/87  12/31/87   3/31/88   6/30/88   9/30/88  12/31/88  3/31/89  6/30/89
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,000   $ 1,026  $ 1,169  $ 1,165  $ 1,230   $   972   $ 1,076   $ 1,160   $ 1,164   $ 1,188  $ 1,278  $ 1,360
S&P 500             $ 1,000   $ 1,056  $ 1,281  $ 1,345  $ 1,434   $ 1,110   $ 1,174   $ 1,251   $ 1,255   $ 1,294  $ 1,385  $ 1,507

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1989                                 1990                                    1991
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90   3/31/91   6/30/91   9/30/91  12/31/91  3/31/92  6/30/92
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,495   $ 1,434  $ 1,389  $ 1,431  $ 1,198   $ 1,346   $ 1,575   $ 1,604   $ 1,743   $ 1,852  $ 1,854  $ 1,898
S&P 500             $ 1,669   $ 1,703  $ 1,652  $ 1,756  $ 1,515   $ 1,650   $ 1,890   $ 1,886   $ 1,986   $ 2,153  $ 2,099  $ 2,139

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1992                                 1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94  3/31/95  6/30/95
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,967   $ 2,123  $ 2,242  $ 2,255  $ 2,354   $ 2,427   $ 2,389   $ 2,423   $ 2,529   $ 2,511  $ 2,781  $ 3,106
S&P 500             $ 2,206   $ 2,317  $ 2,418  $ 2,430  $ 2,493   $ 2,551   $ 2,454   $ 2,464   $ 2,585   $ 2,584  $ 2,836  $ 3,107

-----------------------------------------------------------------
X-AXIS LABELS:        1995                                1996
-----------------------------------------------------------------
                    9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                    -------  --------  -------  -------  -------
MAS Funds Value     $ 3,353   $ 3,485  $ 3,729  $ 3,815  $ 3,968
S&P 500             $ 3,353   $ 3,555  $ 3,746  $ 3,914  $ 4,035


(3) Advisor Class - Inception Date 7/17/96
------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1986                                 1987                                   1988
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/86  12/31/86  3/31/87  6/30/87  9/30/87  12/31/87   3/31/88   6/30/88   9/30/88  12/31/88  3/31/89  6/30/89
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,000   $ 1,026  $ 1,169  $ 1,165  $ 1,230   $   972   $ 1,076   $ 1,160   $ 1,164   $ 1,188  $ 1,278  $ 1,360
S&P 500             $ 1,000   $ 1,056  $ 1,281  $ 1,345  $ 1,434   $ 1,110   $ 1,174   $ 1,251   $ 1,255   $ 1,294  $ 1,385  $ 1,507

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1989                                 1990                                    1991
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90   3/31/91   6/30/91   9/30/91  12/31/91  3/31/92  6/30/92
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,495   $ 1,434  $ 1,389  $ 1,431  $ 1,198   $ 1,346   $ 1,575   $ 1,604   $ 1,743   $ 1,852  $ 1,854  $ 1,898
S&P 500             $ 1,669   $ 1,703  $ 1,652  $ 1,756  $ 1,515   $ 1,650   $ 1,890   $ 1,886   $ 1,986   $ 2,153  $ 2,099  $ 2,139

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1992                                 1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94  3/31/95  6/30/95
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Value     $ 1,967   $ 2,123  $ 2,242  $ 2,255  $ 2,354   $ 2,427   $ 2,389   $ 2,423   $ 2,529   $ 2,511  $ 2,781  $ 3,106
S&P 500             $ 2,206   $ 2,317  $ 2,418  $ 2,430  $ 2,493   $ 2,551   $ 2,454   $ 2,464   $ 2,585   $ 2,584  $ 2,836  $ 3,107

-----------------------------------------------------------------
X-AXIS LABELS:        1995                                1996
-----------------------------------------------------------------
                    9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                    -------  --------  -------  -------  -------
MAS Funds Value     $ 3,353   $ 3,485  $ 3,729  $ 3,815  $ 3,971
S&P 500             $ 3,353   $ 3,555  $ 3,746  $ 3,914  $ 4,035


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                -----------------------------------------------
                                    MAS Value
                Institutional (1)  Investment (2)   Adviser (3)  S&P 500 Index
                -----------------------------------------------
                ---------------------------------------------------------------
     One Year        18.41%           18.34%          18.41%        20.33%
     Five Years      17.89%           17.88%          17.89%        15.23%
     Ten Years       14.79%           14.78%          14.79%        14.97%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(1)  Represents an investment in the Institutional Class.

(2) Represents an investment in the Investment Class which commenced operations 5/6/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

(3) Represents an investment in the Adviser Class which commenced operations 7/17/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12(b)-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

*    All returns are compared to the S&P 500 Index, an unmanaged market index.

                                     Equity

                                EQUITY PORTFOLIO

--------------------------------------------------------------------------------
The Portfolio is heavily oriented toward large-capitalization stocks, with a strategic commitment to smaller and faster-growing equities.
--------------------------------------------------------------------------------

The Equity Portfolio is Miller Anderson & Sherrerd's core-strategy common-stock fund. The Portfolio is heavily oriented toward large-capitalization stocks, with a strategic commitment to smaller and faster-growing equities. In constructing the Portfolio, the MAS equity team applies a value-oriented discipline to both stock selection and sector allocation.

MAS's goals for core equity investing are to provide capital appreciation with income, control risk through diversification, and achieve consistent returns that compare favorably to other managers and broad market averages over long periods of time. A focus on consistency of return and risk aversion has resulted in better relative performance during flat or negative markets. During periods when the overall market has been driven by speculation or when the market has been quite strong over a relatively short period, results have tended to lag.

The MAS equity team seeks to add value to the Portfolio by exercising judgment over three key decisions -- stock selection, sector allocation, and portfolio risk control. Stock selection relies on both quantitative and qualitative inputs to reach decisions. Each stock in MAS's investable universe of large-capitalization issues is assigned to its appropriate sector and then ranked versus its peers based on valuation and business dynamics. Those stocks that appear attractive quantitatively are then subject to rigorous fundamental review by our research staff. The dynamic nature of the process assures that the Portfolio contains only those stocks that are currently most attractive.

Sector allocation refers to MAS's process for controlling the Portfolio's sector weights versus the S&P 500. Sector overweight and underweight decisions are guided by the same approach that governs the stock-selection process, i.e. analysis of valuation and trends in business dynamics. Finally, when MAS confronts a market believed to be overly risky, measures will be taken to control the level of portfolio risk. These include raising cash above frictional levels and/or lowering the beta of the portfolio to a level below that of the market.

For fiscal 1996, the Portfolio trailed the S&P 500 due to stock-selection decisions and portfolio risk-control measures, with sector allocation being a neutral. Technology and transportation were the sectors where stock selection detracted from performance. The cash level of the Portfolio was higher than normal, the Portfolio's beta was lower than the market's and the Portfolio's overweights were tilted toward defensive sectors, which tend to be less volatile than the market. These risk-control steps were undertaken because the market's valuation was at the upper end of its historical range and MAS believed that corporate-profit growth would slow. Our stock-selection and sector-allocation decisions in the telephone-services and financial sectors exerted a positive influence on performance.

                               INVESTMENT RESULTS
                 Growth of a $1 Million Investment Over 10 Years

 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

(1) Institutional Class - Inception Date 11/14/84
------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1986                                 1987                                   1988
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/86  12/31/86  3/31/87  6/30/87  9/30/87  12/31/87   3/31/88   6/30/88   9/30/88  12/31/88  3/31/89  6/30/89
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Equity    $ 1,000   $ 1,043  $ 1,217  $ 1,226  $ 1,309   $ 1,080   $ 1,122   $ 1,208   $ 1,199   $ 1,222  $ 1,313  $ 1,406
S&P 500             $ 1,000   $ 1,056  $ 1,281  $ 1,345  $ 1,434   $ 1,110   $ 1,174   $ 1,251   $ 1,255   $ 1,294  $ 1,385  $ 1,507

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1989                                 1990                                    1991
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90   3/31/91   6/30/91   9/30/91  12/31/91  3/31/92  6/30/92
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Equity    $ 1,594   $ 1,567  $ 1,519  $ 1,656  $ 1,408   $ 1,566   $ 1,832   $ 1,833   $ 1,974   $ 2,191  $ 2,125  $ 2,125
S&P 500             $ 1,669   $ 1,703  $ 1,652  $ 1,756  $ 1,515   $ 1,650   $ 1,890   $ 1,886   $ 1,986   $ 2,153  $ 2,099  $ 2,139

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1992                                 1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94  3/31/95  6/30/95
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Equity    $ 2,201   $ 2,362  $ 2,402  $ 2,382  $ 2,445   $ 2,519   $ 2,435   $ 2,453   $ 2,545   $ 2,532  $ 2,749  $ 2,997
S&P 500             $ 2,206   $ 2,317  $ 2,418  $ 2,430  $ 2,493   $ 2,551   $ 2,454   $ 2,464   $ 2,585   $ 2,584  $ 2,836  $ 3,107

-----------------------------------------------------------------
X-AXIS LABELS:        1995                                1996
-----------------------------------------------------------------
                    9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                    -------  --------  -------  -------  -------
MAS Funds Equity    $ 3,211   $ 3,368  $ 3,574  $ 3,717  $ 3,740
S&P 500             $ 3,353   $ 3,555  $ 3,746  $ 3,914  $ 4,035


(2) Investment Class - Inception Date 4/10/96
------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1986                                 1987                                   1988
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/86  12/31/86  3/31/87  6/30/87  9/30/87  12/31/87   3/31/88   6/30/88   9/30/88  12/31/88  3/31/89  6/30/89
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Equity    $ 1,000   $ 1,043  $ 1,217  $ 1,226  $ 1,309   $ 1,080   $ 1,122   $ 1,208   $ 1,199   $ 1,222  $ 1,313  $ 1,406
S&P 500             $ 1,000   $ 1,056  $ 1,281  $ 1,345  $ 1,434   $ 1,110   $ 1,174   $ 1,251   $ 1,255   $ 1,294  $ 1,385  $ 1,507

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1989                                 1990                                    1991
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90   3/31/91   6/30/91   9/30/91  12/31/91  3/31/92  6/30/92
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Equity    $ 1,594  $ 1,567   $ 1,519  $ 1,656  $ 1,408   $ 1,566   $ 1,832   $ 1,833   $ 1,974   $ 2,191  $ 2,125  $ 2,125
S&P 500             $ 1,669  $ 1,703   $ 1,652  $ 1,756  $ 1,515   $ 1,650   $ 1,890   $ 1,886   $ 1,986   $ 2,153  $ 2,099  $ 2,139

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1992                                 1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94  3/31/95  6/30/95
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds Equity    $ 2,201   $ 2,362  $ 2,402  $ 2,382  $ 2,445   $ 2,519   $ 2,435   $ 2,453   $ 2,545   $ 2,532  $ 2,749  $ 2,997
S&P 500             $ 2,206   $ 2,317  $ 2,418  $ 2,430  $ 2,493   $ 2,551   $ 2,454   $ 2,464   $ 2,585   $ 2,584  $ 2,836  $ 3,107

-----------------------------------------------------------------
X-AXIS LABELS:        1995                                1996
-----------------------------------------------------------------
                    9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                    -------  --------  -------  -------  -------
MAS Funds Equity    $ 3,211   $ 3,368  $ 3,574  $ 3,716  $ 3,737
S&P 500             $ 3,353   $ 3,555  $ 3,746  $ 3,914  $ 4,035


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*
                       ----------------------------------
                                   MAS Equity
                       Institutional (1)    Investment (2)    S&P 500 Index
                       ----------------------------------
                       ------------------------------------------------------
     One Year              16.48%              16.39%            20.33%
     Five Years            13.64%              13.62%            15.23%
     Ten Years             14.10%              14.09%            14.97%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(1)  Represents an investment in the Institutional Class.

(2) Represents an investment in the Investment Class which commenced operations 4/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

*    All returns are compared to the S&P 500 Index, an unmanaged market index.

                                     Equity

                            SMALL CAP VALUE PORTFOLIO

[Photograph]

PHOTO
Left to right:  Glenn Becker, Elizabeth Vale

The Small Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the small- and medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within 5% of those of the Russell 2000 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS's equity investors specializing in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the Russell 2000 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

MAS's long-term view of the small-cap market remains favorable, as analysis shows these stocks as offering solid earnings growth prospects at reasonable multiples of earnings. While the equity market was buffeted by unsettling volatility last July, the Portfolio's policy of remaining fully-invested served it well and helped maintain the Portfolio's focus on selecting undervalued stocks.

For the past year, the Portfolio's strong results were produced by positive stock selection across a broad range of industries. Furthermore, an abundance of attractive stocks in the energy services industry led the Portfolio to overweight that sector last Spring, and that decision also made a notable, positive impact on results. After the sharp correction in July, the stock market rebounded smartly in August and September and the Portfolio produced a return of over 7% for the quarter ending September 30, with its benchmark returning a nearly flat return of 0.35%. This strong year-end performance resulted largely due to stock selection, with big gains for stocks such as Precision Response (+83%), Big B Drugstores (+76%), ETEC Systems (+53%), HMT Technology (+38%), CasTech Aluminum (+37), and Giant Cement (+18%).

         This Portfolio is not currently being offered to new investors.

                               INVESTMENT RESULTS
                     Growth of a $1 Million Investment Over 10 Years

 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1986                                 1987                                   1988
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/86  12/31/86  3/31/87  6/30/87  9/30/87  12/31/87   3/31/88   6/30/88   9/30/88  12/31/88  3/31/89  6/30/89
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds
Small Cap Value     $ 1,000   $   999  $ 1,165  $ 1,099  $ 1,105  $    811   $   943   $   995   $   978   $   985  $ 1,065  $ 1,126
Russell 2000        $ 1,000   $ 1,006  $ 1,248  $ 1,245  $ 1,297  $    923   $ 1,100   $ 1,175   $ 1,162   $ 1,154  $ 1,243  $ 1,320

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1989                                 1990                                    1991
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90   3/31/91   6/30/91   9/30/91  12/31/91  3/31/92  6/30/92
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds
Small Cap Value     $ 1,221  $ 1,158   $ 1,157  $ 1,214  $   884  $    966   $ 1,275   $ 1,281   $ 1,441   $ 1,583  $ 1,698  $ 1,596
Russell 2000        $ 1,405  $ 1,336   $ 1,306  $ 1,355  $ 1,024  $  1,075   $ 1,395   $ 1,373   $ 1,485   $ 1,571  $ 1,688  $ 1,573

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1992                                 1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94  3/31/95  6/30/95
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds
Small Cap Value     $ 1,645   $ 1,943  $ 1,984  $ 2,066  $ 2,265   $ 2,354   $ 2,338   $ 2,309   $ 2,447   $ 2,406  $ 2,452  $ 2,613
Russell 2000        $ 1,618   $ 1,860  $ 1,939  $ 1,982  $ 2,155   $ 2,211   $ 2,152   $ 2,068   $ 2,212   $ 2,171  $ 2,271  $ 2,484

-----------------------------------------------------------------
X-AXIS LABELS:        1995                                1996
-----------------------------------------------------------------
                    9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                    -------  --------  -------  -------  -------
MAS Funds
Small Cap Value     $ 2,897   $ 2,912  $ 3,100  $ 3,353  $ 3,593
Russell 2000        $ 2,729   $ 2,788  $ 2,930  $ 3,077  $ 3,088


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*
                             MAS                  Russell 2000
                        Small Cap Value              Index
                        --------------------------------------
          One Year          24.00%                   13.14%
          Five Years        20.04%                   15.76%
          Ten Years         13.64%                   11.93%

          MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

          The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     * All returns are compared to the Russell 2000 Index, an unmanaged market index.

                                     Equity

                         INTERNATIONAL EQUITY PORTFOLIO

[Photograph]

PHOTO
Left to right: Justin Bullion, Scott Burney

The International Equity Portfolio provides a core vehicle for investing in stocks from over 30 different countries outside of the United States. MAS analyzes country allocation, stock selection and currency values to construct a diversified portfolio for U.S.-based investors.

In determining the Portfolio's country allocation, MAS measures value through the computation of expected returns for each major market or region. MAS focuses on the equity risk premium (the expected excess return of stocks over bonds for a particular country), steepness of a region's yield curve (the difference in levels between short-and long-term interest rates) and level of real interest rates (a country's government-bond yield less its inflation rate). MAS's research has shown that foreign stocks tend to outperform in regions where risk premia are large, yield curves are steep, and/or real interest rates are high.

MAS uses these tools along with disciplined, fundamental research and analysis to create a diversified Portfolio that is based both on bottom-up valuation and analysis of individual holdings and a top-down view of world economies and markets. The International Equity team focuses fundamental analysis on measures that have proven to add value over time -- attractive valuations (represented by a stock's price/earnings (P/E), price/book and/or price/cash flow ratios) combined with an upward trend in analyst estimate revisions.

MAS's research-based, value-oriented investment process has been the key factor behind the Portfolio's outperformance of its index by an average of 3.6% per year since inception. MAS's International Equity team focuses on absolute and relative measures of value to determine those stocks, regions and currencies in which to invest. During fiscal 1996, the International Equity Portfolio performed well against its benchmark index -- the Morgan Stanley Capital International World Ex.-U.S. Index. The Portfolio improved both its return and risk profile, as it outperformed the index while also reducing its risk, or annualized standard deviation of monthly returns, by over 25%.

In fiscal 1996, country allocation and currency management added value relative to the benchmark, while security selection detracted from relative performance. Less-than-index exposure in the U.K., overweight positions in Southern European and Scandinavian markets, and a 10 percentage point exposure to emerging markets all added to performance. In addition, partial hedging of Japanese and German stock positions paid off as the dollar continued to gain in value against these countries' currencies.

At fiscal year-end, the Portfolio was underweighted in Japan, the U.K., Germany and France, reflecting concern about the high level of profit-growth expectations in Japan and the core European countries. In addition, none of the focus measures described above -- risk premia, yield curves or real interest rates -- pointed to value in these countries.

The Portfolio had higher-than-index exposure where these value measures were attractive in both Scandanavia (especially Sweden) and Southern Europe (Spain & Italy). The Portfolio also held 9% in selected emerging markets where there was relative value (Brazil, Argentina and South Korea).

                               INVESTMENT RESULTS
               Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

(1) Institutional Class - Inception Date 11/25/88
------------------------------------------------------------------------------------------------------------------------------------
            X-AXIS LABELS:                                                        1989                                     1990
------------------------------------------------------------------------------------------------------------------------------------
                                       ===========
                                         11/25/88  12/31/88   3/31/89   6/30/89   9/30/89   12/31/89   3/31/90   6/30/90   9/30/90
                                         --------  --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds International Equity            $ 1,000   $ 1,011   $ 1,020   $ 1,033   $ 1,204    $ 1,275   $ 1,164   $ 1,255   $ 1,031
MSCI Ex-U.S.                              $ 1,000   $ 1,002   $ 1,007   $   950   $ 1,065    $ 1,114   $   899   $   980   $   778
                                       ===========
                                        INCEPTION
                                          DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                    1991                                 1992                                 1993
------------------------------------------------------------------------------------------------------------------------------------
                      12/31/90   3/31/91  6/30/91  9/30/91  12/31/91  3/31/92  6/30/92  9/30/92  12/31/92  3/31/93  6/30/93  9/30/93
                      --------   -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds
International Equity   $ 1,078   $ 1,214  $ 1,184  $ 1,249   $ 1,306  $ 1,275  $ 1,326  $ 1,254   $ 1,262  $ 1,362  $ 1,415  $ 1,525
MSCI Ex-U.S.           $   857   $   920  $   873  $   944   $   960  $   849  $   866  $   875   $   842  $   942  $ 1,035  $ 1,099

------------------------------------------------------------------------------------------------------------------------------------
                                                    1994                                 1995                                 1996
------------------------------------------------------------------------------------------------------------------------------------
                      12/31/93   3/31/94  6/30/94  9/30/94  12/31/94  3/31/95  6/30/95  9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                      --------   -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds
International Equity   $ 1,800   $ 1,697  $ 1,689  $ 1,728  $ 1,618   $ 1,574  $ 1,626  $ 1,670   $ 1,718  $ 1,776  $ 1,834  $ 1,818
MSCI Ex-U.S.           $ 1,113   $ 1,149  $ 1,203  $ 1,210  $ 1,195   $ 1,218  $ 1,230  $ 1,280   $ 1,332  $ 1,372  $ 1,394  $ 1,395


(2) Investment Class - Inception Date 4/10/96
------------------------------------------------------------------------------------------------------------------------------------
            X-AXIS LABELS:                                                        1989                                     1990
------------------------------------------------------------------------------------------------------------------------------------
                                       ===========
                                         11/25/88  12/31/88   3/31/89   6/30/89   9/30/89   12/31/89   3/31/90   6/30/90   9/30/90
                                         --------  --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds International Equity            $ 1,000   $ 1,011   $ 1,020   $ 1,033   $ 1,204    $ 1,275   $ 1,164   $ 1,255   $ 1,031
MSCI Ex-U.S.                              $ 1,000   $ 1,002   $ 1,007   $   950   $ 1,065    $ 1,114   $   899   $   980   $   778
                                       ===========

------------------------------------------------------------------------------------------------------------------------------------
                                                    1991                                 1992                                 1993
------------------------------------------------------------------------------------------------------------------------------------
                      12/31/90   3/31/91  6/30/91  9/30/91  12/31/91  3/31/92  6/30/92  9/30/92  12/31/92  3/31/93  6/30/93  9/30/93
                      --------   -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds
International Equity   $ 1,078   $ 1,214  $ 1,184  $ 1,249  $ 1,306   $ 1,275  $ 1,326  $ 1,254  $ 1,262   $ 1,362  $ 1,415  $ 1,525
MSCI Ex-U.S.           $   857   $   920  $   873  $   944  $   960   $   849  $   866  $   875  $   842   $   942  $ 1,035  $ 1,099

------------------------------------------------------------------------------------------------------------------------------------
                                                    1994                                 1995                                 1996
------------------------------------------------------------------------------------------------------------------------------------
                      12/31/93   3/31/94  6/30/94  9/30/94  12/31/94  3/31/95  6/30/95  9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                      --------   -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds
International Equity   $ 1,800   $ 1,697  $ 1,689  $ 1,728   $ 1,618  $ 1,574  $ 1,626  $ 1,670   $ 1,718  $ 1,776  $ 1,832  $ 1,817
MSCI Ex-U.S.           $ 1,113   $ 1,149  $ 1,203  $ 1,210   $ 1,195  $ 1,218  $ 1,230  $ 1,280   $ 1,332  $ 1,372  $ 1,394  $ 1,395


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                          ---------------------------------------
                                  MAS International Equity           MSCI World
                            Institutional (1)   Investment (2)     Ex-U.S. Index
                          ---------------------------------------
                          ------------------------------------------------------
          One Year               8.87%              8.79%             9.01%
          Five Years             7.80%              7.78%             8.13%
          Since Inception        7.92%              7.91%             4.34%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(1)  Represents an investment in the Institutional Class.

(2) Represents an investment in the Investment Class which commenced operations 4/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

* The International Equity Portfolio commenced operations on 11/25/88. All returns are compared to the Morgan Stanley Capital International World Ex-U.S. Index, an unmanaged market index.

                                     Equity

                            MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio employs a bottom-up stock-selection approach that focuses on small- and medium-sized companies with superior long-term earnings-growth potential. Using a combination of quantitative processes and fundamental research, Miller Anderson & Sherrerd invests in companies that are surpassing consensus earnings estimates.

MAS's mid-cap growth strategy seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity market. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on companies whose growth surpasses Wall Street analysts' estimates. MAS also looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's mid-cap-growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental and valuation analysis as well as a strict sell discipline.

First, MAS conducts a quantitative screen that sorts the stocks within each economic sector into quintiles based on earnings-estimate revision and growth potential. This screening process limits investment choices to a statistically advantaged pool.

MAS conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

The final step in the process is to ensure that the Portfolio reflects at all times certain qualities. This is accomplished through the enforcement of a sell discipline, which mandates an ongoing reevaluation of securities and produces a portfolio that always holds only those securities that are currently most attractive.

Sales can be triggered by one or more of three factors. If a holding falls into one of the two bottom earnings-estimate-revision quintiles of MAS's universe, it will be sold. MAS also sells stocks when fundamental research uncovers unfavorable trends. Because analysts are often more reluctant to lower estimates than to raise them, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

During fiscal 1996, the Portfolio delivered a return of 28.8%, more than doubling the return of its benchmark, the S&P MidCap 400 Index. This result was achieved through the application of MAS's bottom-up stock-selection process, which led to investments in a number of outstanding companies. In particular, the Portfolio benefited from positions in a number of health-care, retail, and telecommunications-related stocks.

During the past year, the health-care sector has struggled through a difficult period due to concerns that pricing pressures would hurt companies in an increasingly competitive environment. Despite this obstacle, the Portfolio's health-care stocks advanced 45.4% during the past fiscal year versus an increase of 3.2% for the health-care sector of the benchmark. This outperformance resulted from a focus on companies whose fundamental characteristics suggested that they could withstand competitive pressures and deliver superior earnings growth. This focus also led the Portfolio to favor health-care-services companies rather than investments in HMOs and nursing homes, which suffered the most damage during the period. Health Management Associates, Cardinal Health, and Total Renal Care earned exceptionally strong returns.

Stock selection in the retail sector also bolstered the Portfolio's returns during the past fiscal year, with Gucci and Tommy Hilfiger delivering outstanding performances. The Portfolio's retail holdings gained 53.3% during the period versus an increase of 7.5% for retail stocks in the S&P MidCap 400 Index. In the telecommunications area, Globalstar, MFS Communications, and Uunet Technologies made significant contributions to the Portfolio's excess return. Technology holdings also fared moderately well, providing benchmark-like returns within this sector.

At year-end, MAS favored service providers of many varieties. These companies, which are not unique to an individual sector, offer very attractive growth potential. In the telecommunications sector, MAS believes that beneficiaries of regulatory changes and emerging competitors to entrenched monopolies represent an excellent growth opportunity. While technology is modestly overweighted, the commitment to this sector has been greatly reduced from last year's overweight position. The Portfolio underweights cyclical, financial, basic resource, and energy stocks because few companies within these sectors have met fundamental selection criteria.

                               INVESTMENT RESULTS
               Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

------------------------------------------------------------------------------------------------------------------------------------
        X-AXIS LABELS:                                          1990                                     1991
------------------------------------------------------------------------------------------------------------------------------------
                              ==========
                                3/30/90   3/31/90    6/30/90   9/30/90  12/31/90   3/31/91   6/30/91    9/30/91  12/31/91   3/31/92
                                -------   -------    -------   -------  --------   -------   -------    -------  --------   -------
MAS Funds Mid Cap Growth        $ 1,000   $ 1,000    $ 1,122   $   900   $ 1,097   $ 1,327   $ 1,347    $ 1,497   $ 1,749   $ 1,642
S&P 400 Mid-Cap                 $ 1,000   $ 1,000    $ 1,059   $   871   $   979   $ 1,204   $ 1,195    $ 1,309   $ 1,470   $ 1,463
                              ==========
                              INCEPTION
                                DATE

------------------------------------------------------------------------------------------------------------------------------------
        X-AXIS LABELS:                      1992                                    1993                                      1994
------------------------------------------------------------------------------------------------------------------------------------
                               6/30/92    9/30/92   12/31/92   3/31/93   6/30/93   9/30/93   12/31/93   3/31/94   6/30/94   9/30/94
                               -------    -------   --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds Mid Cap Growth       $ 1,533    $ 1,540    $ 1,800   $ 1,769   $ 1,819   $ 2,062    $ 2,128   $ 2,004   $ 1,832   $ 1,994
S&P 400 Mid-Cap                $ 1,417    $ 1,472    $ 1,645   $ 1,699   $ 1,739   $ 1,826    $ 1,875   $ 1,804   $ 1,738   $ 1,855


--------------------------------------------------------------------------------------------------------------
        X-AXIS LABELS:                                           1995                                    1996
--------------------------------------------------------------------------------------------------------------
                               12/31/94   3/31/95    6/30/95   9/30/95  12/31/95   3/31/96   6/30/96   9/30/96
                               --------   -------    -------   -------  --------   -------   -------   -------
MAS Funds Mid Cap Growth        $ 2,013   $ 2,127    $ 2,300   $ 2,604   $ 2,743   $ 3,058   $ 3,313   $ 3,354
S&P 400 Mid-Cap                 $ 1,808   $ 1,956    $ 2,126   $ 2,334   $ 2,367   $ 2,513   $ 2,585   $ 2,660


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                                  MAS Mid Cap    S&P MidCap
                                   Growth         400 Index
                                -----------------------------
          One Year                  28.81%          14.00%
          Five Years                17.51%          15.24%
          Since Inception           20.45%          16.23%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Mid Cap Growth Portfolio commenced operations on 3/30/90. All returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

                                     Equity

                             MID CAP VALUE PORTFOLIO

The Mid Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within 5% of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS's equity investors specializing in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the S&P MidCap 400 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

MAS's long-term view of the mid-cap market remains favorable, as analysis shows these stocks as offering solid earnings growth prospects at reasonable multiples of earnings. While the equity market was buffeted by unsettling volatility last July, the Portfolio's policy of remaining fully-invested served it well and helped maintain the Portfolio's focus on selecting undervalued stocks.

For the past year, the Portfolio's strong results were produced by positive stock selection across a broad range of industries. Furthermore, an abundance of attractive stocks in the energy services industry led the Portfolio to overweight that sector last Spring, and that decision also made a notable, positive impact on results. After the sharp correction in July, the stock market rebounded smartly in August and September and the Portfolio produced a return of over 6% for the quarter ending September 30, with its benchmark returning 2.9%. This strong year-end performance resulted largely due to stock selection, with big gains for stocks such as Dell Computer (+53%), Red Lion Hotels (+41%), Zale Corp. (+30%), Amsouth Bancorp (+24%) and Seacor Holdings (+13%).

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                  Dollars (000)
                        Fiscal Years ending September 30

(1) Institutional Class - Inception Date 12/30/94
------------------------------------------------------------------------------------------------------------------------
        X-AXIS LABELS:                                                   1995                                     1996
------------------------------------------------------------------------------------------------------------------------
                             ==========
                              12/30/94  12/31/94   3/31/95    6/30/95   9/30/95  12/31/95   3/31/96   6/30/96    9/30/96
                              --------  --------   -------    -------   -------  --------   -------   -------    -------
MAS Funds Mid Cap Value        $ 1,000   $ 1,000   $ 1,107    $ 1,217   $ 1,345   $ 1,327   $ 1,446   $ 1,545    $ 1,645
S&P 400 Mid-Cap                $ 1,000   $ 1,000   $ 1,082    $ 1,176   $ 1,291   $ 1,309   $ 1,390   $ 1,430    $ 1,472
                             ==========
                             INCEPTION
                               DATE

(2) Investment Class - Inception Date 5/10/96
------------------------------------------------------------------------------------------------------------------------
        X-AXIS LABELS:                                                   1995                                     1996
------------------------------------------------------------------------------------------------------------------------
                             ==========
                              12/30/94  12/31/94   3/31/95    6/30/95   9/30/95  12/31/95   3/31/96   6/30/96    9/30/96
                              --------  --------   -------    -------   -------  --------   -------   -------    -------
MAS Funds Mid Cap Value        $ 1,000   $ 1,000   $ 1,107    $ 1,217   $ 1,345   $ 1,327   $ 1,446   $ 1,544    $ 1,644
S&P 400 Mid-Cap                $ 1,000   $ 1,000   $ 1,082    $ 1,176   $ 1,291   $ 1,309   $ 1,390   $ 1,430    $ 1,472
                             ==========
                             INCEPTION
                               DATE


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                           ------------------------------------
                                    MAS Mid Cap Value                 S&P MidCap
                           Institutional (1)     Investment (2)       400 Index
                           ------------------------------------
                           -----------------------------------------------------
         One Year               22.30%              22.21%              14.00%
         Since Inception        32.88%              32.83%              24.70%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(1)  Represents an investment in the Institutional Class.

(2) Represents an investment in the Investment Class which commenced operations 5/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

     The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for Institutional Class shares of the Mid Cap Value Portfolio from exceeding 0.88% of average daily net assets. The Adviser also waived a portion of its advisory fees for Investment Class shares of the Portfolio. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Mid Cap Value Portfolio commenced operations on 12/30/94. All returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

                                     Equity

                           EMERGING MARKETS PORTFOLIO

[Photograph]

PHOTO
Left to right:  Mark Babiec, Barry Siegel, Jeanie Krepfle

The Emerging Markets Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the world's fastest-growing economies. Country allocation and stock selection are both driven by the search for well-managed companies selling at a significant discount to their intrinsic value. The high volatility of individual emerging markets frequently pushes share prices far from fundamental values, and the Portfolio uses these occasions to aggressively add or reduce holdings.

The Portfolio's guiding principle is that a global convergence of valuations, driven by growing local investor sophistication, rising international competition, and increased mobility of capital, will reward a disciplined value approach over time. Furthermore, focusing on fundamentally undervalued markets leaves the Portfolio less vulnerable to unpredictable shifts in economic or political sentiment.

The Portfolio directs its efforts toward the markets with the most attractive valuation measures. MAS's research has shown that markets with the lowest price/book value, price/earnings, and price/cash flow have performed best. Because cross-border comparisons of such measures are frequently distorted by differences in accounting, debt levels, industry mix, and economic cycles, MAS has built a proprietary database to discern a market's true asset value, earnings power, and industry-neutral P/E.

Local liquidity is also a factor in country allocation. MAS's research has shown that equities become undervalued in markets where local liquidity is tight. The MAS Emerging Markets team employs the liquidity measures used by the MAS fixed-income team. These include steepness of a country's yield curve (the difference between short- and long-term interest rates) and the level of real interest rates (the government-bond yield less inflation). Individual investments are selected by screening MAS's universe of stocks for companies selling at a deep discount to their intrinsic value, as measured by asset replacement cost, or, in the case of firms with strong franchise value, the present value of their conservatively projected future cash flow. Management quality and integrity, strategic position and operating environment are also considered. The Portfolio holds approximately 60 securities in 22 markets.

During fiscal 1996, the Portfolio outperformed its benchmark due to both stock selection and country allocation. Overweight positions in Russia, India and Hong Kong contributed to outperformance, along with less-than-index exposure in Chile and South Africa. MAS's conservative stock selection process added the most value in the worst-performing markets: South Africa, Chile, Korea and Thailand.

At fiscal year-end, regional allocations were close to index levels, though significant variations existed within each region. In Latin America, the Portfolio remained overweight in Argentina, where local liquidity constrains both the stock market and corporate earnings, but long-term prospects are attractive. In Asia, the best values were in South Korea and Hong Kong. The Portfolio remained moderately overweight in Russia, although the position was reduced after the run-up in stock prices during 1996.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                  Dollars (000)
                        Fiscal Years ending September 30

-----------------------------------------------------------------------------------------------------------------
         X-AXIS LABELS:                                            1995                                    1996
-----------------------------------------------------------------------------------------------------------------
                                ==========
                                  2/28/95   3/31/95    6/30/95   9/30/95  12/31/95   3/31/96   6/30/96    9/30/96
                                  -------   -------    -------   -------  --------   -------   -------    -------
MAS Funds Emerging Markets        $ 1,000   $ 1,056    $ 1,152   $ 1,163   $ 1,118   $ 1,183   $ 1,311    $ 1,235
MSCI Emerging Markets Free        $ 1,000   $ 1,004    $ 1,101   $ 1,089   $ 1,071   $ 1,132   $ 1,170    $ 1,123
                                ==========
                                INCEPTION
                                  DATE


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                                MAS Emerging       MSCI Emerging
                                  Markets        Markets Free Index
                              --------------------------------------
          One Year                 6.21%               3.05%
          Since Inception         14.25%               7.57%


     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Emerging Markets Portfolio from exceeding 1.18% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Emerging Markets Portfolio commenced operations on 2/28/95. All returns are compared to the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged market index.

                                  Fixed Income
                             FIXED INCOME PORTFOLIO

The Fixed Income Portfolio is the largest of the MAS Funds fixed-income portfolios. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, foreign bonds and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

MAS has three major objectives for fixed-income investing. The first is to provide investors with a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

--------------------------------------------------------------------------------
 ...the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities.
--------------------------------------------------------------------------------

There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio includes a limited number of opportunistically selected bonds that are rated below investment grade.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and MAS's fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the return on the Portfolio was 269 basis points better than that of the benchmark. Performance was positively affected by all five of the portfolio decisions discussed above. During the past year, foreign bonds have outperformed U.S. bonds, and the decision to include positions in currency-hedged European and Canadian bonds added over 100 basis points of extra return compared to the benchmark. Including corporate bonds with medium-quality credit ratings also added close to 100 basis points to performance. Holding less interest-rate risk than the benchmark early in the year when interest rates rose and more later in the year when interest rates improved helped returns. The overweight in mortgages also helped performance as the price of these securities increased relative to those of U.S. Treasuries.

                               INVESTMENT RESULTS
                 Growth of a $1 Million Investment Over 10 Years

 [The following table was represented as a line graph in the printed material.]

                                  Dollars (000)
                        Fiscal Years ending September 30

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:       1986                                 1987                                   1988
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/86  12/31/86  3/31/87  6/30/87  9/30/87  12/31/87   3/31/88   6/30/88   9/30/88  12/31/88  3/31/89  6/30/89
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds
Fixed Income        $ 1,000   $ 1,047  $ 1,078  $ 1,053  $ 1,025   $ 1,083   $ 1,127   $ 1,140   $ 1,163   $ 1,179  $ 1,199  $ 1,273
Salomon Broad       $ 1,000   $ 1,033  $ 1,047  $ 1,030  $ 1,002   $ 1,060   $ 1,101   $ 1,114   $ 1,136   $ 1,145  $ 1,158  $ 1,250

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1989                                 1990                                    1991
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90   3/31/91   6/30/91   9/30/91  12/31/91  3/31/92  6/30/92
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds
Fixed Income        $ 1,271   $ 1,311  $ 1,285  $ 1,337  $ 1,319   $ 1,405   $ 1,460   $ 1,485   $ 1,597   $ 1,707  $ 1,671  $ 1,754
Salomon Broad       $ 1,263   $ 1,310  $ 1,300  $ 1,347  $ 1,360   $ 1,429   $ 1,467   $ 1,493   $ 1,578   $ 1,657  $ 1,638  $ 1,705

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:        1992                                 1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                    9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94  3/31/95  6/30/95
                    -------  --------  -------  -------  -------  --------   -------   -------   -------  --------  -------  -------
MAS Funds
Fixed Income        $ 1,827   $ 1,852  $ 1,938  $ 2,009  $ 2,087   $ 2,109   $ 2,043   $ 1,989   $ 1,995   $ 1,993  $ 2,091  $ 2,209
Salomon Broad       $ 1,778   $ 1,783  $ 1,857  $ 1,909  $ 1,959   $ 1,960   $ 1,905   $ 1,886   $ 1,896   $ 1,904  $ 2,000  $ 2,123

-----------------------------------------------------------------
X-AXIS LABELS:        1995                                1996
-----------------------------------------------------------------
                    9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                    -------  --------  -------  -------  -------
MAS Funds
Fixed Income        $ 2,278   $ 2,372  $ 2,366  $ 2,395  $ 2,451
Salomon Broad       $ 2,163   $ 2,257  $ 2,217  $ 2,228  $ 2,270


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                              MAS Fixed      Salomon
                               Income       Broad Index
                          -------------------------------
          One Year              7.63%         4.94%
          Five Years            8.94%         7.54%
          Ten Years             9.38%         8.54%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

                                  Fixed Income

                         DOMESTIC FIXED INCOME PORTFOLIO

                                [Photograph]

                                PHOTO
                                Left to right:  Mary Jane Bobyock, Jim Morrissey

The Domestic Fixed Income Portfolio invests only in domestic fixed-income securities with a credit quality rating of A or better. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

There are four key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. The third decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio purchases only those bonds that hold an investment grade rating or are deemed by MAS to be of investment grade quality.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and MAS's fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the Portfolio underperformed the benchmark, which is not affected by investment management fees, by approximately the amount of its total expense ratio for the year. Holding less interest-rate risk than the benchmark early in the year when interest rates rose and more later in the year when interest rates improved helped. The overweight in mortgages also modestly helped performance as the prices of these securities increased relative to those of U.S. Treasuries. The Portfolio underperformed other MAS Funds fixed-income portfolios partially because it is restricted from investing in non-U.S. and medium-quality corporate bonds.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                  Dollars (000)
                        Fiscal Years ending September 30

----------------------------------------------------------------------------------------------------------
X-AXIS LABELS:           1987                                1988                                 1989
----------------------------------------------------------------------------------------------------------
                     ==========
                       9/30/87  12/31/87  3/31/88  6/30/88  9/30/88  12/31/88  3/31/89  6/30/89  9/30/89
                       -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds
Domestic Fixed Income  $ 1,000   $ 1,056  $ 1,096  $ 1,106  $ 1,126   $ 1,142  $ 1,158  $ 1,230  $ 1,229
Salomon Broad          $ 1,000   $ 1,058  $ 1,099  $ 1,112  $ 1,134   $ 1,143  $ 1,156  $ 1,248  $ 1,261
                     ==========
                     INCEPTION
                        DATE

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1990                                1991                                 1992
------------------------------------------------------------------------------------------------------------------------------------
                       12/31/89  3/31/90  6/30/90  9/30/90  12/31/90  3/31/91  6/30/91  9/30/91  12/31/91  3/31/92  6/30/92  9/30/92
                       --------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds
Domestic Fixed Income   $ 1,270  $ 1,248  $ 1,295  $ 1,277   $ 1,362  $ 1,413  $ 1,438  $ 1,545   $ 1,655  $ 1,617  $ 1,701  $ 1,783
Salomon Brand           $ 1,308  $ 1,298  $ 1,344  $ 1,358   $ 1,426  $ 1,464  $ 1,490  $ 1,575   $ 1,654  $ 1,635  $ 1,702  $ 1,775

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1993                                 1994                                1995
------------------------------------------------------------------------------------------------------------------------------------
                       12/31/92  3/31/93  6/30/93  9/30/93  12/31/93  3/31/94  6/30/94  9/30/94  12/31/94  3/31/95  6/30/95  9/30/95
                       --------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds
Domestic Fixed Income   $ 1,806  $ 1,893  $ 1,961  $ 2,034   $ 2,054  $ 2,011  $ 1,972  $ 1,976   $ 1,974  $ 2,084  $ 2,210  $ 2,259
Salomon Brand           $ 1,780  $ 1,854  $ 1,905  $ 1,955   $ 1,956  $ 1,901  $ 1,883  $ 1,893   $ 1,900  $ 1,997  $ 2,119  $ 2,159

----------------------------------------------------------
X-AXIS LABELS:                                      1996
----------------------------------------------------------
                       12/31/95  3/31/96  6/30/96  9/30/96
                       --------  -------  -------  -------
MAS Funds
Domestic Fixed Income   $ 2,346  $ 2,302  $ 2,313  $ 2,359
Salomon Brand           $ 2,253  $ 2,213  $ 2,224  $ 2,266


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                             MAS Domestic          Salomon
                             Fixed Income         Broad Index
                           -----------------------------------
          One Year              4.41%               4.94%
          Five Years            8.83%               7.54%
          Since Inception      10.00%               9.51%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Domestic Fixed Income Portfolio from exceeding 0.50% of average daily net assets. Returns for the period from 10/1/93 to 9/30/96 would have been lower if such waivers and reimbursements had not been made.

* The Portfolio commenced operations on 9/30/87. Pursuant to a vote of the Portfolio's shareholders on December 19, 1994, the Portfolio's investment policies were changed to emphasize fixed-income securities of domestic issuers that have been rated A or higher. Therefore, it is reasonable to expect that its performance pattern will be somewhat altered. All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

                                  Fixed Income

                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
The Portfolio is actively managed by a team of investors who specialize in this sector and use in-depth financial analysis to uncover opportunities in higher-yielding issues.
--------------------------------------------------------------------------------

The High Yield Portfolio is a specialized fixed-income portfolio that focuses on investments in below-investment-grade corporate bonds. The Portfolio is actively managed by a team of investors who specialize in this sector and use in-depth financial analysis to uncover opportunities in higher-yielding issues.

The High Yield Portfolio seeks to provide above-average long-term total returns through diversified investments in below-investment-grade corporate bonds. The MAS high yield team combines strategic decisions about portfolio structure, including average credit quality and average maturity, with careful fundamental research on individual securities to manage the Portfolio. The investment process emphasizes bonds of corporations with strong industry positions and favorable outlooks for growth in cash flow and asset values. Both equity and fixed-income valuation techniques and analyses of economics and industry trends support the security-selection process. The Portfolio maintains a high level of diversification in order to reduce risk.

In fiscal 1996, the Portfolio outperformed its benchmark due to favorable security selection in the telecommunications and media sectors and selective investments in U.S.-dollar-denominated foreign-issued securities. The Portfolio also benefited from an opportunistic overweighting in paper and packaging companies, which outperformed other industrial investments available in the market. The Portfolio has maintained an average to above-average credit quality compared to the benchmark, as well as a continued emphasis on the media and telecommunications sectors.

[Photograph]

PHOTO
Left to right: Marion Mitchell, Jim Schmid

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                  Dollars (000)
                        Fiscal Years ending September 30

(1) Institutional Class - Inception Date 2/28/89
------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1989                                1990                                 1991
------------------------------------------------------------------------------------------------------------------------------------
                      ===========
                        2/28/89  3/31/89  6/30/89  9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90  3/31/91  6/30/91  9/30/91
                        -------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds High Yield    $ 1,000  $   995  $ 1,046  $ 1,009   $   943  $   914  $   968  $   845   $   840  $ 1,048  $ 1,111  $ 1,155
Salomon High Yield      $ 1,000  $ 1,000  $ 1,039  $ 1,023   $ 1,006  $   975  $ 1,014  $   940   $   935  $ 1,098  $ 1,172  $ 1,241
                      ===========
                       INCEPTION
                         DATE

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1992                                1993                                 1994
------------------------------------------------------------------------------------------------------------------------------------
                       12/31/91  3/31/92  6/30/92  9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93  3/31/94  6/30/94  9/30/94
                       --------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds High Yield    $ 1,211  $ 1,290  $ 1,341  $ 1,415  $ 1,435   $ 1,561  $ 1,645  $ 1,700   $ 1,787  $ 1,744  $ 1,719  $ 1,760
Salomon High Yield      $ 1,308  $ 1,406  $ 1,460  $ 1,521  $ 1,541   $ 1,634  $ 1,706  $ 1,746   $ 1,809  $ 1,772  $ 1,764  $ 1,786

-----------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1995                                1996
-----------------------------------------------------------------------------------------------
                       12/31/94  3/31/95  6/30/95  9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                       --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds High Yield    $ 1,661  $ 1,733  $ 1,916  $ 1,999   $ 2,059  $ 2,124  $ 2,160  $ 2,276
Salomon High Yield      $ 1,787  $ 1,892  $ 2,009  $ 2,069   $ 2,139  $ 2,173  $ 2,201  $ 2,291

(2) Investment Class - Inception Date 5/21/96
------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1989                                1990                                 1991
------------------------------------------------------------------------------------------------------------------------------------
                      ===========
                        2/28/89  3/31/89  6/30/89  9/30/89  12/31/89  3/31/90  6/30/90  9/30/90  12/31/90  3/31/91  6/30/91  9/30/91
                        -------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds High Yield    $ 1,000  $   995  $ 1,046  $ 1,009   $   943  $   914  $   968  $   845   $   840  $ 1,048  $ 1,111  $ 1,155
Salomon High Yield      $ 1,000  $ 1,000  $ 1,039  $ 1,023   $ 1,006  $   975  $ 1,014  $   940   $   935  $ 1,098  $ 1,172  $ 1,241
                      ===========
                       INCEPTION
                         DATE

------------------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1992                                1993                                 1994
------------------------------------------------------------------------------------------------------------------------------------
                       12/31/91  3/31/92  6/30/92  9/30/92  12/31/92  3/31/93  6/30/93  9/30/93  12/31/93  3/31/94  6/30/94  9/30/94
                       --------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds High Yield    $ 1,211  $ 1,290  $ 1,341  $ 1,415   $ 1,435  $ 1,561  $ 1,645  $ 1,700   $ 1,787  $ 1,744  $ 1,719  $ 1,760
Salomon High Yield      $ 1,308  $ 1,406  $ 1,460  $ 1,521   $ 1,541  $ 1,634  $ 1,706  $ 1,746   $ 1,809  $ 1,772  $ 1,764  $ 1,786

-----------------------------------------------------------------------------------------------
X-AXIS LABELS:                                       1995                                1996
-----------------------------------------------------------------------------------------------
                       12/31/94  3/31/95  6/30/95  9/30/95  12/31/95  3/31/96  6/30/96  9/30/96
                       --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds High Yield    $ 1,661  $ 1,733  $ 1,916  $ 1,999   $ 2,059  $ 2,124  $ 2,160  $ 2,273
Salomon High Yield      $ 1,787  $ 1,892  $ 2,009  $ 2,069   $ 2,139  $ 2,173  $ 2,201  $ 2,291


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                            ----------------------------------
                                       MAS High Yield             Salomon High
                            Institutional (1)   Investment (2)     Yield Index
                            ----------------------------------
                            --------------------------------------------------
          One Year                  13.83%          13.71%           10.72%
          Five Years                14.52%          14.50%           13.04%
          Since Inception           11.45%          11.43%           11.55%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(1)  Represents an investment in the Institutional Class.

(2) Represents an investment in the Investment Class which commenced operations 5/21/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

     For the period from 10/1/91 to 8/28/96, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for Institutional Class shares of the High Yield Portfolio from exceeding 0.525% of average daily net assets. Returns for time periods where the total annual operating expenses of the Portfolio would have exceeded 0.525%, were it not for these waivers and reimbursements, would have been lower.

* The High Yield Portfolio commenced operations on 2/28/89. All returns are compared to the Salomon High Yield Index, an unmanaged market index.

                                  Fixed Income

                             CASH RESERVES PORTFOLIO

         [Photograph]

         PHOTO
         Left to right: Andrea Silverman, Carol Neilson, Ted Kurth, Beth Campion

The Cash Reserves Portfolio is a money-market fund managed with the same principles as Miller Anderson & Sherrerd's longer-duration fixed-income products. MAS believes strongly that a money-market fund should be invested across the different sectors of the fixed-income market to be effectively diversified and to provide the highest yield for the lowest possible risk. In managing the Cash Reserves Portfolio, MAS looks to maximize current income while preserving capital and liquidity.

The Cash Reserves Portfolio is managed by a team of managers rather than a single portfolio manager, allowing the Portfolio to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on managing the Portfolio's credit quality, interest-rate and yield-curve strategies.

The Cash Reserves Portfolio is actively managed based on three active decision-making processes which should be central to managing any money-market portfolio. The first of these is the Portfolio's interest-rate strategy, reflecting the Portfolio's sensitivity to changes in interest rates. The average maturity of the Cash Reserves Portfolio and other money-market funds is limited by regulators to a maximum of 90 days, thereby limiting the effect of a significant change in interest rates on the Portfolio. MAS closely monitors such factors as the level of real interest rates, the steepness of the yield curve (the difference between short- and longer-term interest rates) and Federal Reserve policy to determine the appropriate level of interest-rate risk to assume.

Second, MAS continually studies yield-curve positioning, or where along the yield curve, including the very front end, the Portfolio should be invested. Yield-curve strategy is based on an analysis of relative values and expected future changes in the shape of the curve. MAS targets the Portfolio's investments to the area of the curve that provides the most value.

Third, the Portfolio's credit quality is constrained to allow investments only in commercial paper and corporate securities of the very highest grade. This policy restricts the Portfolio to even higher-quality paper than is generally required for money-market funds. Buying only A1/P1 commercial paper and high-quality floating-rate notes provides extra assurance that the Portfolio will maintain the very highest credit quality.

The Cash Reserves Portfolio has performed well versus its benchmark -- the Lipper Money Market Average -- outperforming for fiscal 1996, for the past five years and since inception in 1990. In the second half of fiscal 1996, yields below one year rose in the expectation of higher future interest rates due to a Federal Reserve tightening (raising) of interest rates. However, the Portfolio was still able to outperform the Lipper Money Market Average due to a short average maturity. While expectations of an increase in the Federal Funds Rate had subsided for the moment, the Portfolio's average maturity at year-end remained at about 15 days (a duration of about 0.04 years). With this change in expectations, the front part of the yield curve had flattened as well, offering less compensation for greater interest-rate risk.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                  Dollars (000)
                        Fiscal Years ending September 30

------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                           1990                                1991                                 1992
------------------------------------------------------------------------------------------------------------------------
                            ==========
                             8/29/90   9/30/90  12/31/90  3/31/91  6/30/91  9/30/91  12/31/91  3/31/92  6/30/92  9/30/92
                             -------   -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds Cash Reserves      $ 1,000   $ 1,007   $ 1,027  $ 1,044  $ 1,059  $ 1,074   $ 1,087  $ 1,098  $ 1,108  $ 1,116
Lipper Money Market          $ 1,000   $ 1,006   $ 1,025  $ 1,042  $ 1,056  $ 1,070   $ 1,083  $ 1,093  $ 1,103  $ 1,111
Salomon Broad                $ 1,000   $ 1,011   $ 1,063  $ 1,091  $ 1,110  $ 1,173   $ 1,232  $ 1,218  $ 1,268  $ 1,322
                            ==========
                            INCEPTION
                              DATE
------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                               1993                                     1994
------------------------------------------------------------------------------------------------------------
                            12/31/92    3/31/93   6/30/93   9/30/93  12/31/93   3/31/94    6/30/94   9/30/94
                            --------    -------   -------   -------  --------   -------    -------   -------
MAS Funds Cash Reserves      $ 1,124    $ 1,131   $ 1,139   $ 1,147   $ 1,155   $ 1,164    $ 1,174   $ 1,186
Lipper Money Market          $ 1,118    $ 1,125   $ 1,132   $ 1,139   $ 1,146   $ 1,154    $ 1,163   $ 1,174
Salomon Broad                $ 1,326    $ 1,381   $ 1,419   $ 1,457   $ 1,457   $ 1,416    $ 1,403   $ 1,410

------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                               1995                                     1996
------------------------------------------------------------------------------------------------------------
                            12/31/94    3/31/95   6/30/95   9/30/95  12/31/95   3/31/96    6/30/96   9/30/96
                            --------    -------   -------   -------  --------   -------    -------   -------
MAS Funds Cash Reserves      $ 1,201    $ 1,218   $ 1,235   $ 1,252   $ 1,270   $ 1,286    $ 1,303   $ 1,319
Lipper Money Market          $ 1,188    $ 1,204   $ 1,220   $ 1,235   $ 1,251   $ 1,266    $ 1,280   $ 1,295
Salomon Broad                $ 1,416    $ 1,487   $ 1,578   $ 1,608   $ 1,678   $ 1,649    $ 1,657   $ 1,688

                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                         MAS Cash       Lipper Money       Salomon
                         Reserves      Market Average    Broad Index
                       -----------------------------------------------
     One Year              5.35%          4.87%             4.94%
     SEC 7-Day
     Effective Yield       5.24%           NA                NA

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Cash Reserves Portfolio from exceeding 0.32% of average daily net assets. Returns for the period from 10/1/90 to 9/30/96 would have been lower if such waivers and reimbursements had not been made.

     An investment in the Cash Reserves Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

* The Cash Reserves Portfolio commenced operations on 8/29/90. One Year returns are compared to the Lipper Money Market Average of money market funds and the Salomon Broad Investment Grade Index, an unmanaged market index.

                                  Fixed Income

                            FIXED INCOME PORTFOLIO II

The Fixed Income Portfolio II invests only in fixed-income securities with a credit-quality rating of A or better. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, foreign bonds and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns.

[Photograph]

PHOTO
Left to right: Susan Mislick, Jeffrey Alt, Alisa Attardi

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and the fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the return on the Portfolio was 118 basis points better than that of the benchmark. Performance was positively affected by all five of the portfolio decisions discussed above. During the past year, foreign bonds have outperformed U.S. bonds, and the decision to include positions in currency-hedged European and Canadian bonds added the majority of the extra return compared to the benchmark. The corporate position also performed well as spreads relative to Treasuries tightened significantly. Holding less interest-rate risk than the benchmark early in the year when interest rates rose and more later in the year when interest rates improved helped returns. The overweight in mortgages also modestly helped performance as the price of these securities increased relative to those of U.S. Treasuries.


                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception

 [The following table was represented as a line graph in the printed material.]

                                  Dollars (000)
                        Fiscal Years ending September 30

------------------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                           1990                                1991                                 1992
------------------------------------------------------------------------------------------------------------------------
                            ==========
                             8/31/90   9/30/90  12/31/90  3/31/91  6/30/91  9/30/91  12/31/91  3/31/92  6/30/92  9/30/92
                             -------   -------  --------  -------  -------  -------  --------  -------  -------  -------
MAS Funds Fixed Income II    $ 1,000   $ 1,009  $ 1,082   $ 1,109  $ 1,121  $ 1,206   $ 1,291  $ 1,255  $ 1,312  $ 1,364
Salomon Broad                $ 1,000   $ 1,009  $ 1,060   $ 1,088  $ 1,107  $ 1,170   $ 1,229  $ 1,215  $ 1,264  $ 1,319
                            ==========
                             INCEPTION
                                DATE

------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                               1993                                     1994
------------------------------------------------------------------------------------------------------------
                            12/31/92    3/31/93   6/30/93   9/30/93  12/31/93   3/31/94    6/30/94   9/30/94
                            --------    -------   -------   -------  --------   -------    -------   -------
MAS Funds Fixed Income II    $ 1,382    $ 1,443   $ 1,494   $ 1,548   $ 1,556   $ 1,514    $ 1,476   $ 1,474
Salomon Broad                $ 1,322    $ 1,378   $ 1,416   $ 1,453   $ 1,454   $ 1,413    $ 1,399   $ 1,407

------------------------------------------------------------------------------------------------------------
X-AXIS LABELS:                                               1995                                     1996
------------------------------------------------------------------------------------------------------------
                            12/31/94    3/31/95   6/30/95   9/30/95  12/31/95   3/31/96    6/30/96   9/30/96
                            --------    -------   -------   -------  --------   -------    -------   -------
MAS Funds Fixed Income II    $ 1,476    $ 1,555   $ 1,643   $ 1,683   $ 1,752   $ 1,733    $ 1,747   $ 1,786
Salomon Broad                $ 1,412    $ 1,484   $ 1,574   $ 1,604   $ 1,674   $ 1,645    $ 1,653   $ 1,684


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                                   MAS Fixed           Salomon
                                   Income II         Broad Index
                              -------------------------------------
          One Year                   6.12%             4.94%
          Five Years                 8.16%             7.54%
          Since Inception           10.00%             8.94%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Fixed Income Portfolio II commenced operations on 8/31/90. All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

                                  Fixed Income

                      MORTGAGE-BACKED SECURITIES PORTFOLIO

The Mortgage-Backed Securities Portfolio invests in a full range of mortgage securities, collateralized mortgage obligations (CMOs), asset-backed securities, U.S. Government and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

The fixed-income team seeks to earn superior returns by identifying attractively priced securities and by managing the interest-rate sensitivity, yield-curve strategy and prepayment sensitivity of the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity. Management of the yield-curve strategy involves determining which maturities along the yield curve offer the best value relative to their risk. The team actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages contain an option to prepay the principal amount prior to maturity. These securities have higher yields as a result and MAS calculates whether the additional yield is sufficient to compensate for the risk. The sensitivity of the Portfolio to mortgage prepayments is increased when yields, adjusted for probable prepayments, are attractive.

For the past year, the Portfolio outperformed its benchmark by 30 basis points. Performance was positively impacted by all three of the portfolio decisions discussed above. The interest-rate sensitivity of the Portfolio was modestly less than that of the benchmark during the fourth quarter of 1995 and the beginning of 1996, but was increased following a rise in interest rates in March of 1996. A modest barbell was maintained in the Portfolio throughout the year, which added slightly to returns. At the beginning of the past fiscal year, the Portfolio was fully invested in mortgages, although prepayment sensitivity was less than that of the benchmark. As spreads on fixed-rate current-coupon mortgages widened, holdings were increased to over half of the Portfolio while the position in adjustable-rate mortgages was completely eliminated. Holdings of opportunistically selected mortgages that concentrate prepayment risk were increased during the past two quarters as their spreads became very attractive relative to their risk. At fiscal year-end, the Portfolio had both an interest-rate sensitivity and a sensitivity to prepayment risk slightly greater than those of the benchmark, and a neutral yield-curve sensitivity.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

-----------------------------------------------------------------------------------------------------------------------------------
    X-AXIS LABELS:                                     1992                                    1993
-----------------------------------------------------------------------------------------------------------------------------------
                      =========
                       1/31/92    3/31/92   6/30/92   9/30/92  12/31/92   3/31/93   6/30/93   9/30/93  12/31/93   3/31/94   6/30/94
                      ---------   -------   -------   -------  --------   -------   -------   -------  --------   -------   -------
MAS Funds Mortgage-
  Backed Securities     $ 1,000   $ 1,002   $ 1,043   $ 1,058   $ 1,082   $ 1,103   $ 1,138   $ 1,174   $ 1,171   $ 1,149   $ 1,136
Lehman Mortgage         $ 1,000   $ 1,003   $ 1,043   $ 1,074   $ 1,082   $ 1,114   $ 1,135   $ 1,146   $ 1,156   $ 1,129   $ 1,123
                      =========
                      INCEPTION
                        DATE

------------------------------------------------------------------------------------------------------------------
    X-AXIS LABELS:       1994                                     1995                                      1996
------------------------------------------------------------------------------------------------------------------
                        9/30/94   12/31/94   3/31/95   6/30/95   9/30/95   12/31/95   3/31/96   6/30/96   9/30/96
                        -------   --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds Mortgage-
  Backed Securities     $ 1,139    $ 1,131   $ 1,195   $ 1,246   $ 1,282   $ 1,328    $ 1,318   $ 1,326   $ 1,360
Lehman Mortgage         $ 1,133    $ 1,138   $ 1,197   $ 1,260   $ 1,286   $ 1,329    $ 1,323   $ 1,333   $ 1,361


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                                 MAS
                            Mortgage-Backed         Lehman
                              Securities        Mortgage Index
                            ----------------------------------
          One Year               6.10%              5.80%
          Since Inception        6.82%              6.83%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Mortgage-Backed Securities Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Mortgage-Backed Securities Portfolio commenced operations on 1/31/92. All returns are compared to the Lehman Brothers Mortgage Index, an unmanaged market index.

                                  Fixed Income

                           LIMITED DURATION PORTFOLIO

The Limited Duration Portfolio is a duration-constrained fund investing only in the U.S. bond market, managed according to the same principles as Miller Anderson & Sherrerd's core fixed-income products. The Portfolio is managed by a team of managers rather than a single portfolio manager, allowing it to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on the four key elements of portfolio structure and composition -- interest-rate strategy, yield-curve positioning, credit risk and prepayment sensitivity. In addition, the Portfolio is diversified across market sectors and issues to control further risk.

Interest-rate strategy determines the Portfolio's overall sensitivity to changes in the level of interest rates. If, for example, interest rates were to decrease by 1% and the average duration of the Portfolio is two years, the value of the Portfolio would be expected to rise by 2%. Portfolio policy confines the average duration of the Portfolio to a range of between one and three years. By restricting duration in this way, the Portfolio strives to avoid negative quarterly returns.

MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account expected future changes in the shape of the yield curve.

The Portfolio's credit quality is constrained to allow inclusion of only securities rated at least investment grade (BBB/Baa) or higher. MAS's research shows that bearing credit risk offers financial rewards beyond expected losses due to defaults. In addition, MAS believes that a key to successful corporate-bond management is diversification, and generally limits exposure to individual credits to less than 1%. Historically, the Portfolio has maintained an average credit quality of AAA/Aaa.

Finally, prepayment sensitivity of the Portfolio is monitored to ensure that investors are being paid to take call risk. Successful analysis of prepayment sensitivity requires MAS to be at the forefront of changes in technology and research. MAS's fixed-income management team maintains key efforts to understand and manage each fixed-income portfolio's prepayment sensitivity. Generally, the Limited Duration Portfolio has invested in mortgage securities that offer only a limited amount of prepayment risk.

The Portfolio lagged its benchmark index slightly for fiscal 1996, remaining ahead of the index since inception. During the fiscal year, interest rates fell dramatically, and the duration of the Portfolio was shortened. Interest rates then rose again at the beginning of calendar 1996, at which time the duration was lengthened. The Portfolio lagged the index while rates were falling, but outperformed the index in the rising-rate environment.

At the end of the fiscal year, the Portfolio had 30% in corporate and asset-backed securities, 12% in mortgages and 53% in U.S. Treasuries. With the rise in rates since March, especially at the two-year part of the curve, the yield-curve strategy moved from a modest barbell to more of a bullet around the two-year note. The narrowing of spreads on mortgages and corporates has led to a reduction over the last six months in these areas. Overall, duration at fiscal year-end was only slightly greater than that of the market.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

------------------------------------------------------------------------------------------------------------------------------------
      X-AXIS LABELS:                                  1992                                     1993
------------------------------------------------------------------------------------------------------------------------------------
                              =========
                               3/31/92    6/30/92   9/30/92  12/31/92   3/31/93    6/30/93   9/30/93  12/31/93   3/31/94   6/30/94
                              ---------   -------   -------  --------   -------    -------   -------  --------   -------   -------
MAS Funds Limited Duration     $ 1,000    $ 1,034   $ 1,069   $ 1,068   $ 1,097    $ 1,110   $ 1,126   $ 1,131   $ 1,121   $ 1,119
Salomon 1-3 Year               $ 1,000    $ 1,029   $ 1,059   $ 1,061   $ 1,084    $ 1,097   $ 1,112   $ 1,119   $ 1,113   $ 1,114
                              =========
                              INCEPTION
                                DATE


------------------------------------------------------------------------------------------------------------------------------------
      X-AXIS LABELS:             1994                                     1995                                     1996
------------------------------------------------------------------------------------------------------------------------------------
                                9/30/94  12/31/94   3/31/95   6/30/95   9/30/95   12/31/95   3/31/96   6/30/96   9/30/96
                                -------  --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds Limited Duration      $ 1,131   $ 1,131   $ 1,167   $ 1,202   $ 1,220   $ 1,248    $ 1,255   $ 1,266   $ 1,287
Salomon 1-3 Year                $ 1,124   $ 1,125   $ 1,162   $ 1,198   $ 1,216   $ 1,245    $ 1,251   $ 1,264   $ 1,285


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                             MAS  Limited        Salomon
                               Duration      1-3 Year Index
                           ----------------------------------
          One Year               5.47%            5.70%
          Since Inception        5.77%            5.73%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     For the period from 10/1/92 to 8/28/96, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Limited Duration Portfolio from exceeding 0.42% of average daily net assets. Returns for time periods where the total annual operating expenses of the Portfolio would have exceeded 0.42%, were it not for these waivers and reimbursements, would have been lower.

* The Limited Duration Portfolio commenced operations on 3/31/92. All returns are compared to the Salomon 1-3 Year Treasury Index, an unmanaged market index.

                                  Fixed Income

                     SPECIAL PURPOSE FIXED INCOME PORTFOLIO

The Special Purpose Fixed Income Portfolio is designed specially for use as part of a balanced investment program. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, foreign bonds, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition in a way that complements the equity portion of a balanced account.

MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by views about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, it has historically been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio includes a limited number of opportunistically selected bonds that are rated below investment grade.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and [Photograph]

PHOTO

Left to right: Paige Johnson, Cecelia Vollaro, Mary Ann Milias, Rita Garcia (front), Marjorie Bennett, Mari Chazen (front) most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and the fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the return on the Portfolio was 280 basis points better than that of its benchmark. Performance was positively affected by all five of the portfolio decisions discussed above. During the past year, foreign bonds have outperformed U.S. bonds, and the decision to include positions in currency-hedged European and Canadian bonds added over 100 basis points of extra return compared to the benchmark. Including corporate bonds with medium-quality credit ratings also added close to 100 basis points to performance. Holding less interest-rate risk than the benchmark early in the year when interest rates rose and more later in the year when interest rates improved helped returns. The overweight in mortgages also modestly helped performance as the price of these securities increased relative to those of U.S. Treasuries.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30


(1) Institutional Class - Inception Date 3/31/92
-------------------------------------------------------------------------------------------------------------------------------
     X-AXIS LABELS:                              1992                                     1993
-------------------------------------------------------------------------------------------------------------------------------
                          =========
                           3/31/92    6/30/92   9/30/92   12/31/92   3/31/93   6/30/93   9/30/93   12/31/93   3/31/94   6/30/94
                          ---------   -------   -------   --------   -------   -------   -------   --------   -------   -------
MAS Funds Special
  Purpose Fixed Income      $ 1,000   $ 1,048    $ 1,095   $ 1,110   $ 1,169   $ 1,214   $ 1,261    $ 1,275   $ 1,240   $ 1,208
Salomon Broad               $ 1,000   $ 1,041    $ 1,085   $ 1,088   $ 1,134   $ 1,165   $ 1,196    $ 1,196   $ 1,163   $ 1,151
                          =========
                          INCEPTION
                            DATE

-------------------------------------------------------------------------------------------------------------------
     X-AXIS LABELS:        1994                                     1995                                     1996
-------------------------------------------------------------------------------------------------------------------
                          9/30/94  12/31/94   3/31/95    6/30/95   9/30/95  12/31/95   3/31/96    6/30/96   9/30/96
                          -------  --------   -------    -------   -------  --------   -------    -------   -------
MAS Funds Special
  Purpose Fixed Income    $ 1,211   $ 1,211    $ 1,275   $ 1,349   $ 1,392   $ 1,449    $ 1,446   $ 1,464   $ 1,500
Salomon Broad             $ 1,158   $ 1,162    $ 1,221   $ 1,296   $ 1,320   $ 1,378    $ 1,354   $ 1,360   $ 1,386


(2) Investment Class - Inception Date 4/10/96
-------------------------------------------------------------------------------------------------------------------------------
     X-AXIS LABELS:                              1992                                     1993
-------------------------------------------------------------------------------------------------------------------------------
                          =========
                           3/31/92    6/30/92    9/30/92  12/31/92   3/31/93   6/30/93   9/30/93   12/31/93   3/31/94   6/30/94
                          ---------   -------    -------  --------   -------   -------   -------   --------   -------   -------
MAS Funds Special
  Purpose Fixed Income      $ 1,000   $ 1,048    $ 1,095   $ 1,110   $ 1,169   $ 1,214   $ 1,261    $ 1,275   $ 1,240   $ 1,208
Salomon Broad               $ 1,000   $ 1,041    $ 1,085   $ 1,088   $ 1,134   $ 1,165   $ 1,196    $ 1,196   $ 1,163   $ 1,151
                          =========
                          INCEPTION
                            DATE

-------------------------------------------------------------------------------------------------------------------
     X-AXIS LABELS:        1994                                     1995                                     1996
-------------------------------------------------------------------------------------------------------------------
                          9/30/94  12/31/94   3/31/95    6/30/95   9/30/95  12/31/95   3/31/96    6/30/96   9/30/96
                          -------  --------   -------    -------   -------  --------   -------    -------   -------
MAS Funds Special
  Purpose Fixed Income    $ 1,211   $ 1,211    $ 1,275   $ 1,349   $ 1,392   $ 1,449    $ 1,446   $ 1,463   $ 1,497
Salomon Broad             $ 1,158   $ 1,162    $ 1,221   $ 1,296   $ 1,320   $ 1,378    $ 1,354   $ 1,360   $ 1,386


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                      -----------------------------------
                        MAS Special Purpose Fixed Income
                      -----------------------------------        Salomon
                         Institutional(1)   Investment(2)      Broad Index
                      -------------------------------------------------------
     One Year                 7.74%             7.57%             4.94%
     Since Inception          9.42%             9.38%             7.51%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(1)  Represents an investment in the Institutional Class.

(2) Represents an investment in the Investment Class which commenced operations 4/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

* The Special Purpose Fixed Income Portfolio commenced operations on 3/31/92. All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

                                  Fixed Income

                               MUNICIPAL PORTFOLIO

The Municipal Portfolio invests in long- and short-term debt obligations issued by state and local governments or their agencies and in other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's municipal investment management team, which manages the Portfolio's interest-rate exposure and composition by making strategic shifts in portfolio structure and conducting extensive valuation analysis of individual sectors and securities. The goal of MAS's fixed-income management for taxable investors is to provide a positive after-tax total return, to provide protection against deflation and to reduce the risk of an investor's overall investment portfolio, particularly through reduction of exposure to changes in tax rates.

MAS's research shows that there have been many times when taxable investors would have been better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk. Sector commitments within the Portfolio are varied based on the prospects for the municipal market relative to the taxable markets. Normally, at least 80% of the Portfolio will be invested in municipal securities.

MAS's investment process consists of two major stages. First, MAS establishes a forecast for inflation and economic activity in order to make judgments about the most desirable duration and maturity targets for the portfolio. Next, MAS examines the relative value offered by different bond sectors and determines the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and call risk. Capital gains are realized only when the prospective returns of bonds purchased with the proceeds from the sales will offset the tax on the gains and still provide excess value to the overall portfolio.

--------------------------------------------------------------------------------
The Portfolio's outstanding performance over the past year is primarily attributable to the decision to overweight tax-exempt bonds versus Treasuries...
--------------------------------------------------------------------------------

The Portfolio's outstanding performance over the past year is primarily attributable to the decision to overweight tax-exempt bonds versus Treasuries, as the long-municipal-to-Treasury yield ratio fell from more than 90% to slightly more than 80% during the period. In addition, strategic management of interest-rate risk made a positive impact on performance. The Portfolio was somewhat short versus the index when rates rose in early 1996, and duration was lengthened before the market rallied later in the year. Investments in long-dated, non callable zero-coupon municipal bonds were beneficial to performance as that sector of the market performed well over the period. Swaps and futures were also used to increase the Portfolio's exposure to municipals when they appeared attractive earlier in the year. Finally, a small allocation to high-yield taxable corporate bonds, the best performing sector of the fixed-income market over the period, also added to the return of the Portfolio.

At year-end, MAS believed that municipal bond yields had reached fair value and trimmed positions as appropriate. Portfolio duration remained somewhat longer than that of the index; however, because the municipal yield curve was perceived to be relatively flat, i.e., investors were not being adequately compensated for purchasing long-term municipals, the Portfolio was seeking to increase its exposure to shorter-maturity issues when they become available.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

---------------------------------------------------------------------------------------------------------------------------
       X-AXIS LABELS:                                                       1993                                     1994
---------------------------------------------------------------------------------------------------------------------------
                                 =========
                                  10/1/92   12/31/92   3/31/93   6/30/93   9/30/93   12/31/93   3/31/94   6/30/94   9/30/94
                                  -------   --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds Municipal               $ 1,000    $ 1,016   $ 1,061   $ 1,103   $ 1,142   $ 1,162    $ 1,077   $ 1,083   $ 1,089
Lehman Long-Term Municipal        $ 1,000    $ 1,024   $ 1,069   $ 1,113   $ 1,158   $ 1,175    $ 1,081   $ 1,089   $ 1,093
Lehman 5 Year Municipal           $ 1,000    $ 1,014   $ 1,041   $ 1,065   $ 1,090   $ 1,103    $ 1,072   $ 1,083   $ 1,094
Lehman 10 Year Municipal          $ 1,000    $ 1,020   $ 1,059   $ 1,094   $ 1,134   $ 1,150    $ 1,089   $ 1,105   $ 1,113
                                 =========
                                 INCEPTION
                                   DATE

---------------------------------------------------------------------------------------------------------------
       X-AXIS LABELS:                                           1995                                     1996
---------------------------------------------------------------------------------------------------------------
                                12/31/94   3/31/95   6/30/95   9/30/95   12/31/95   3/31/96   6/30/96   9/30/96
                                --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds Municipal              $ 1,089   $ 1,186   $ 1,180   $ 1,235    $ 1,306   $ 1,300   $ 1,317   $ 1,351
Lehman Long-Term Municipal       $ 1,068   $ 1,175   $ 1,201   $ 1,234    $ 1,317   $ 1,283   $ 1,298   $ 1,338
Lehman 5 Year Municipal          $ 1,089   $ 1,133   $ 1,163   $ 1,191    $ 1,216   $ 1,216   $ 1,222   $ 1,243
Lehman 10 Year Municipal         $ 1,095   $ 1,171   $ 1,202   $ 1,244    $ 1,283   $ 1,275   $ 1,279   $ 1,304


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                          MAS       Lehman 5 Year      Lehman 10 Year    Lehman Long Term
                       Municipal   Municipal Index    Municipal Index    Municipal Index**
                      ---------------------------------------------------------------------
One Year                 9.46%          4.31%               4.84%              8.40%
Since Inception          7.83%          5.58%               6.87%              7.56%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Municipal Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower. Pursuant to a vote of the Portfolio's shareholders on April 15, 1996, the Portfolio's investment policies were changed to emphasized fixed-income securities of shorter duration. For more information concerning this change, see the Shareholder Meeting Information following the Notes to the Financial Statements.

* The Municipal Portfolio commenced operations on 10/1/92. All returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices.

** Shown for comparative purposes only. The Fund believes that since the April 15, 1996 change in policy, a more appropriate comparison for the Portfolio is a blend of the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index.

                                  Fixed Income

                             PA MUNICIPAL PORTFOLIO

The PA Municipal Portfolio invests in long- and short-term municipal debt securities exempt from Pennsylvania income tax and in other fixed-income securities when appropriate. The Portfolio is actively managed by Miller Anderson & Sherrerd's municipal investment management team, which manages the Portfolio's interest-rate exposure and composition by making strategic shifts in portfolio structure and conducting extensive valuation analysis of individual sectors and securities. The goal of MAS's fixed-income management for taxable investors is to provide investors with a positive after-tax total return, to provide protection against deflation, and to reduce the risk of an investor's overall investment portfolio, particularly through reduction of exposure to changes in tax rates.

MAS's research shows that there have been many times when taxable investors would have been better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk. Sector commitments within the Portfolio are varied based on prospects for the municipal market relative to the taxable markets. Normally, at least 80% of the Portfolio will be invested in municipal securities, with at least 65% invested in Pennsylvania municipal securities.

MAS's investment process consists of two major stages. First, MAS establishes a forecast for inflation and economic activity and makes judgments about the most desirable duration and maturity targets for the Portfolio. Next, relative value offered by different bond sectors is examined to determine the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk and call risk. Capital gains are realized only when the prospective returns of bonds purchased with the proceeds from the sales will offset the tax on the gains and still provide excess value to the overall portfolio.

The Portfolio's performance over the past year is primarily attributable to the decision to overweight tax-exempt bonds versus Treasuries, as the long-municipal-to-Treasury yield ratio fell from more than 90% to slightly more than 80% during the period. Although it was difficult to overweight the Portfolio to the extent that would have been desirable because of a shortage in issuance of PA municipal bonds, swaps and futures were used to increase the Portfolio's exposure to municipals when they appeared attractive earlier in the year. In addition, strategic management of interest-rate risk made a positive impact on performance. The Portfolio was somewhat short versus the index when rates rose in early 1996, and duration was lengthened before the market rallied later in the year. Finally, a small allocation to high-yield taxable corporate bonds, the best-performing sector of the fixed-income market over the period, also added to the return of the Portfolio.

Over the past year, a tremendous shortage of PA municipal bonds drove prices to historically rich levels. Although certain positions were trimmed accordingly, tax considerations relating to the high levels of embedded capital gains made MAS reluctant to sell many other holdings. The availability of PA municipal bonds is not expected to increase in the near future.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30


--------------------------------------------------------------------------------------------------------------------------
       X-AXIS LABELS:                                                      1993                                     1994
--------------------------------------------------------------------------------------------------------------------------
                                 =========
                                  10/1/92  12/31/92   3/31/93   6/30/93   9/30/93   12/31/93   3/31/94   6/30/94   9/30/94
                                  -------  --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds PA Municipal            $ 1,000   $ 1,032   $ 1,075   $ 1,122    $ 1,158   $ 1,185   $ 1,095   $ 1,099   $ 1,111
Lehman Long-Term Municipal        $ 1,000   $ 1,024   $ 1,069   $ 1,113    $ 1,158   $ 1,175   $ 1,081   $ 1,089   $ 1,093
Lehman 5 Year Municipal           $ 1,000   $ 1,014   $ 1,041   $ 1,065    $ 1,090   $ 1,103   $ 1,072   $ 1,083   $ 1,094
Lehman 10 Year Municipal          $ 1,000   $ 1,020   $ 1,059   $ 1,094    $ 1,134   $ 1,150   $ 1,089   $ 1,105   $ 1,113
                                 =========
                                 INCEPTION
                                   DATE

---------------------------------------------------------------------------------------------------------------
       X-AXIS LABELS:                                           1995                                     1996
---------------------------------------------------------------------------------------------------------------
                                12/31/94   3/31/95   6/30/95   9/30/95   12/31/95   3/31/96   6/30/96   9/30/96
                                --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds PA Municipal           $ 1,104   $ 1,202   $ 1,203   $ 1,264    $ 1,337   $ 1,328   $ 1,350   $ 1,378
Lehman Long-Term Municipal       $ 1,068   $ 1,175   $ 1,201   $ 1,234    $ 1,317   $ 1,283   $ 1,298   $ 1,338
Lehman 5 Year Municipal          $ 1,089   $ 1,133   $ 1,163   $ 1,191    $ 1,216   $ 1,216   $ 1,222   $ 1,243
Lehman 10 Year Municipal         $ 1,095   $ 1,171   $ 1,202   $ 1,244    $ 1,283   $ 1,275   $ 1,279   $ 1,304


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                         MAS         Lehman 5 Year      Lehman 10 Year      Lehman Long Term
                    PA Municipal    Municipal Index     Municipal Index     Municipal Index**
                    -------------------------------------------------------------------------
One Year                9.03%             4.31%              4.84%                8.40%
Since Inception         8.35%             5.58%              6.87%                7.56%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the PA Municipal Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower. Pursuant to a vote of the Portfolio's shareholders on April 15, 1996, the Portfolio's investment policies were changed to emphasized fixed-income securities of shorter duration. For more information concerning this change, see the Shareholder Meeting Information following the Notes to the Financial Statements.

* The PA Municipal Portfolio commenced operations on 10/1/92. All returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices.

** Shown for comparative purposes only. The Fund believes that since the April 15, 1996 change in policy, a more appropriate comparison for the Portfolio is a blend of the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index.

                                  Fixed Income

                          GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio invests in high-grade fixed-income securities throughout the world, using a benchmark that is about two-thirds invested in foreign bonds and one-third invested in U.S. securities as a neutral starting point. Fixed-income securities in the U.S. portion of this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The non-U.S. portion of this Portfolio may also include a wide variety of fixed-income securities, although these investments tend to consist largely of securities issued by foreign governments and supranational organizations such as the World Bank. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions about portfolio structure and composition.

The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average maturity.

The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically, it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Because the best bond markets need not be the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges at least in part those currencies that are judged to be overvalued and in danger of weakening.

The fourth and fifth decisions relate to credit and prepayment risk. Although interest-rate, country, and currency decisions have typically had the largest effect on performance, MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds offer higher yields as a result and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded-option risk. Generally, most corporate and mortgage securities are issued in the United States, which offers the deepest and most liquid corporate and mortgage markets in the world. However, the Portfolio will also invest in non-U.S. corporate and mortgage securities when values are attractive.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the decisions to favor European and Canadian bonds over U.S. securities and to hedge some of the exposures to European and Japanese bonds had a positive impact on returns. Throughout the year, interest-rate exposure has been similar to that of the benchmark.

Individual country positions have changed during the year with relative changes in value. Early in the fiscal year, Japanese bond exposures were drawn down to fund investments in Denmark and the U.S.. Short-term Canadian bonds were similarly eliminated as Canada pushed short-term rates below U.S. rates, but the Portfolio maintained positions in long-term Canadian bonds. French bonds were cut back in favor of German bonds as the French market rallied by the end of the first calendar quarter. Italian bonds were reduced to fund an investment in Spanish bonds, while the Portfolio maintained exposure to the undervalued Lira.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

------------------------------------------------------------------------------------------------------------------------------------
        X-AXIS LABELS:                                1993                                    1994
------------------------------------------------------------------------------------------------------------------------------------
                               =========
                                4/30/93    6/30/93   9/30/93  12/31/93   3/31/94   6/30/94   9/30/94   12/31/94   3/31/95   6/30/95
                                -------    -------   -------  --------   -------   -------   -------   --------   -------   -------
MAS Funds Global Fixed Income   $ 1,000    $ 1,022   $ 1,074   $ 1,090   $ 1,075   $ 1,057    $ 1,071   $ 1,073   $ 1,159   $ 1,227
Salomon World Gov't Bond        $ 1,000    $ 1,008   $ 1,053   $ 1,053   $ 1,053   $ 1,060    $ 1,072   $ 1,078   $ 1,196   $ 1,259
                               =========
                               INCEPTION
                                 DATE

--------------------------------------------------------------------------------
        X-AXIS LABELS:           1995                                     1996
--------------------------------------------------------------------------------
                                9/30/95   12/31/95   3/31/96   6/30/96   9/30/96
                                -------   --------   -------   -------   -------
MAS Funds Global Fixed Income   $ 1,238   $ 1,287    $ 1,271   $ 1,290   $ 1,322
Salomon World Gov't Bond        $ 1,246   $ 1,283    $ 1,259   $ 1,264   $ 1,299


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                             MAS  Global        Salomon World
                             Fixed Income      Gov't Bond Index
                            ------------------------------------
          One Year               6.83%               4.20%
          Since Inception        8.51%               7.94%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     For the period from inception to 8/28/96, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Global Fixed Income Portfolio from exceeding 0.58% of average daily net assets. Returns for time periods where the total annual operating expenses of the Portfolio would have exceeded 0.58%, were it not for these waivers and reimbursements, would have been lower.

* The Global Fixed Income Portfolio commenced operations on 4/30/93. All returns are compared to the Salomon World Government Bond Index, an unmanaged market index.

                                  Fixed Income

                      INTERNATIONAL FIXED INCOME PORTFOLIO

[Photograph]

PHOTO

Left to right: Kathy Engebretson, Marc Crespi

The International Fixed Income Portfolio invests in high-grade fixed-income securities, using a benchmark that is 100 percent invested in foreign bonds. Most investments consist of securities issued by governments and supranational organizations such as the World Bank, although the Portfolio will also hold corporate bonds, mortgages, and other fixed-income securities. The Portfolio will also invest to a limited extent in U.S. securities when the U.S. fixed-income market is more attractive than foreign markets. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions about portfolio structure and composition.

The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk within the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average maturity.

The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Because the best bond markets need not be the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges at least in part those currencies that are judged to be overvalued and in danger of weakening.

The fourth and fifth decisions relate to credit and prepayment risk. Although these two decisions play a much smaller role in the Portfolio than interest-rate, country, and currency management, MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds offer higher yields as a result and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded-option risk.

Over the past year, the Portfolio benefited from its investments in high-yielding European markets (Italy, Spain, and Sweden) and from its hedging of several foreign currencies, especially the Japanese yen. Throughout the year, interest-rate exposure has been similar to that of the benchmark.

Individual country positions have changed during the year with relative changes in value. Early in the fiscal year Japanese bond exposures were drawn down to fund investments in Denmark. Short-term Canadian bonds were similarly eliminated as Canada pushed short-term rates below U.S. rates, but the Portfolio maintained positions in long-term Canadian bonds. French bonds were cut back in favor of German bonds as the French market rallied by the end of the first calendar quarter. Italian bonds were reduced to fund an investment in Spanish bonds, while the Portfolio maintained exposure to the undervalued Lira.


                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                        Fiscal Years ending September 30

--------------------------------------------------------------------------------------------------------------------------
             X-AXIS LABELS:                                    1994                                     1995
--------------------------------------------------------------------------------------------------------------------------
                                        =========
                                         4/29/94   6/30/94    9/30/94  12/31/94   3/31/95    6/30/95   9/30/95  12/31/95
                                         -------   -------    -------  --------   -------    -------   -------  --------
MAS Funds International Fixed Income     $ 1,000    $   998   $ 1,010   $ 1,012   $ 1,122    $ 1,186   $ 1,175   $ 1,211
Salomon World Gov't Bond Ex-U.S.         $ 1,000    $ 1,010   $ 1,027   $ 1,033   $ 1,182    $ 1,240   $ 1,210   $ 1,235
                                        =========
                                        INCEPTION
                                          DATE

----------------------------------------------------------------------
             X-AXIS LABELS:                                    1996
----------------------------------------------------------------------
                                         3/31/96   6/30/96    9/30/96
                                         -------   -------    -------
MAS Funds International Fixed Income     $ 1,196   $ 1,214    $ 1,247
Salomon World Gov't Bond Ex-U.S.         $ 1,214   $ 1,219    $ 1,259


                             AVERAGE ANNUAL RETURNS*
                                  Ended 9/30/96

                        MAS International         Salomon World Gov't
                          Fixed Income            Bond Ex-U.S. Index
                       -----------------------------------------------
     One Year                6.13%                      4.04%
     Since Inception         9.55%                      9.96%


     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     For the period from inception to 8/28/96, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the International Fixed Income Portfolio from exceeding 0.60% of average daily net assets. Returns for time periods where the total annual operating expenses of the Portfolio would have exceeded 0.60%, were it not for these waivers and reimbursements, would have been lower.

* The International Fixed Income Portfolio commenced operations on 4/29/94. All returns are compared to the Salomon World Government Bond Ex-U.S. Index, an unmanaged market index.

                                  Fixed Income

                         INTERMEDIATE DURATION PORTFOLIO

The Intermediate Duration Portfolio is a duration-constrained fund managed using the same principles and strategies as Miller Anderson & Sherrerd's core fixed-income products. The Portfolio is managed by a team of managers rather than a single portfolio manager, allowing it to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on the five key elements of portfolio structure and composition -- interest-rate strategy, yield-curve positioning, credit risk, prepayment sensitivity and country exposure. In addition, the Portfolio is diversified across market sectors and issues to further control risk.

MAS manages the Portfolio's interest-rate strategy, limiting the average duration of the Portfolio -- or the Portfolio's sensitivity to changes in interest rates -- to between two and five years. MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account MAS's expectation of future changes in the shape of the yield curve.

The Portfolio's credit quality is constrained to allow inclusion of only bonds rated investment grade (BBB/Baa) or higher. MAS's research shows that bearing credit risk offers financial rewards beyond expected losses due to defaults. MAS also believes that a key to successful corporate-bond management is diversification, and generally limits exposure to individual credits to less than 1% of the Portfolio. The prepayment sensitivity of the Portfolio is managed to add value, but not bear unnecessary call risk. MAS's research shows that mortgage-backed securities offer attractive returns relative to equal-duration Treasury bonds, but also contain prepayment risk due to homeowners' rights to prepay their mortgages. MAS strives to manage this prepayment risk by modeling mortgage-backed securities using state-of-the art research and technology.

--------------------------------------------------------------------------------
 ...the Portfolio is diversified across market sectors and issues to further control risk.
--------------------------------------------------------------------------------

MAS manages country exposure opportunistically by investing up to 20% of the Portfolio in high-quality bonds issued by foreign governments when yields abroad are particularly attractive. Generally, this country exposure is currency hedged.

The Portfolio has outperformed its benchmark index, the Lehman Brothers Intermediate Government/Corporate Index, for fiscal 1996 and since inception. The Portfolio benefited from maintaining an overweight relative to the index in corporate bonds as corporate spreads tightened. Exposure to foreign bonds also added significant value, as foreign countries such as Germany and Sweden produced deflationary economic environments in which their interest rates declined.

At year-end, the Portfolio cut back exposure to both foreign and corporate bonds due to rising values, while exposure to mortgage-backed securities -- the only sector of the fixed-income market offering good value versus U.S. Treasuries -- constituted over 40% of the Portfolio. In the last 12 months, real interest rates increased and the yield curve steepened (the difference between short- and long-term term interest rates was greater). MAS viewed this as a more positive U.S. bond environment than existed at this time last year; therefore, the Portfolio's duration was slightly longer than that of the index.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                         Fiscal Year ending September 30

-------------------------------------------------------------------------------------------------------------------------------
          X-AXIS LABELS:                                                       1995                                     1996
-------------------------------------------------------------------------------------------------------------------------------
                                    =========
                                     10/3/94   12/31/94   3/31/95   6/30/95   9/30/95   12/31/95   3/31/96   6/30/96   9/30/96
                                     -------   --------   -------   -------   -------   --------   -------   -------   -------
MAS Funds Intermediate Duration      $ 1,000   $    995   $ 1,043   $ 1,088   $ 1,114    $ 1,148   $ 1,150   $ 1,158   $ 1,184
Lehman Intermediate Gov't/Corp.      $ 1,000   $    999   $ 1,043   $ 1,095   $ 1,113    $ 1,152   $ 1,142   $ 1,150   $ 1,170
                                    =========
                                    INCEPTION
                                      DATE


                              AVERAGE ANNUAL RETURN
                                 Ended 9/30/96*

                           MAS  Intermediate       Lehman Intermediate
                                Duration            Gov't/Corp. Index
                           -------------------------------------------
          One Year                6.27%                   5.13%
          Since Inception         8.84%                   8.20%


     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

     The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Intermediate Duration Portfolio from exceeding 0.52% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Intermediate Duration Portfolio commenced operations on 10/3/94. All returns are compared to the Lehman Brothers Intermediate
     Government/Corporate Bond Index, an unmanaged market index.

                                    Balanced

                               BALANCED PORTFOLIO

The Balanced Portfolio provides active asset allocation management of Miller Anderson & Sherrerd's core equity and fixed-income strategies in a single portfolio. MAS shifts assets as relative values change, using a 60% equity and 40% fixed-income allocation as a starting point, and manages diversification and risk control across both asset classes.

Management of the Portfolio incorporates expertise from MAS's entire investment team. Members of the domestic equity, international equity, domestic fixed-income and international fixed-income teams comprise the MAS Asset Allocation Committee, which also includes representatives from the interest-rate, economic, and currency-management teams. The Asset Allocation Committee evaluates the relative risks and returns of the Portfolio's two asset classes and makes strategic asset allocation decisions. The Portfolio's management team then makes decisions about portfolio composition and structure, drawing on the strategies employed by MAS's equity and fixed-income portfolio management teams.

The three key influences considered in determining asset allocation strategy are relative real interest rates, the shape of the yield curve, and the equity risk premium. To make the asset-allocation decision, MAS starts by calculating expected returns on capital. The expected return on fixed-income investments depends on the real interest rate and the steepness of the yield curve. MAS then measures the risk-adjusted return an investor can expect to earn by investing in the equity market versus the return he can expect to earn by investing in fixed-income securities; the difference between these two expected returns represents the equity risk premium. Measurement of the risk premium enables MAS to determine whether the Portfolio should favor equities or fixed-income securities; a higher premium would generally lead to a greater focus on equities, while a lower premium would lead to an emphasis on fixed-income securities. Asset-allocation decisions couple measures of value with economic analysis. MAS's economic analysis focuses on fiscal and monetary policy and prospective levels of inflation.

During fiscal 1996, the Portfolio returned less than its custom benchmark composed 60% of the S&P 500 and 40% of the Salomon Broad Index. Value-added relative to the benchmark came from a higher-than-index exposure to equities, but this was more than offset by security selection within the equity portion of the portfolio. Security selection and duration strategy in the fixed-income portion of the Portfolio added to relative performance.

The Portfolio started the fiscal year with an overweight position in equities, but with a defensive equity portfolio. Expected returns for stocks and bonds pointed to equities offering better value than bonds, but high absolute valuations created concern about overall stock market returns. Therefore, as the market continued to rally, the equity portion of the Portfolio underperformed.

[Photograph]

PHOTO

Left to right: Joe Braccia, Gerry Barth

Throughout the fiscal year, as equities outperformed bonds, MAS reduced positions to better reflect relative values. During the third quarter of the fiscal year, the equity position was further reduced as expected returns relative to bonds had become less attractive. At fiscal year-end, the Portfolio had higher-than-benchmark investments in fixed-income securities and slightly higher-than-index interest-rate exposure. The Portfolio was underweight equities, reflecting concern about the profit outlook for the market and relatively high valuations.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                         Fiscal Year ending September 30

-----------------------------------------------------------------------------------------------------------------------------------
    X-AXIS LABELS:                                     1993                                    1994
-----------------------------------------------------------------------------------------------------------------------------------
                       =========
                       12/31/92   3/31/93   6/30/93   9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94   3/31/95   6/30/95
                       --------   -------   -------   -------  --------   -------   -------   -------  --------   -------   -------
MAS Funds Balanced      $ 1,000   $ 1,034   $ 1,048   $ 1,083   $ 1,104   $ 1,069   $ 1,060   $ 1,085   $ 1,082   $ 1,157   $ 1,247
S&P 500                 $ 1,000   $ 1,044   $ 1,049   $ 1,076   $ 1,101   $ 1,059   $ 1,064   $ 1,116   $ 1,115   $ 1,224   $ 1,341
Salomon Broad           $ 1,000   $ 1,042   $ 1,071   $ 1,099   $ 1,099   $ 1,068   $ 1,058   $ 1,064   $ 1,068   $ 1,122   $ 1,191
                       =========
                       INCEPTION
                         DATE

-------------------------------------------------------------------------
    X-AXIS LABELS:        1995                                     1996
-------------------------------------------------------------------------
                         9/30/95  12/31/95   3/31/96   6/30/96    9/30/96
                         -------  --------   -------   -------    -------
MAS Funds Balanced       $ 1,317   $ 1,378   $ 1,431    $ 1,473   $ 1,494
S&P 500                  $ 1,447   $ 1,534   $ 1,617    $ 1,689   $ 1,742
Salomon Broad            $ 1,213   $ 1,266   $ 1,244    $ 1,250   $ 1,273


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                            MAS         S&P 500          Salomon
                          Balanced       Index         Broad Index
                         ------------------------------------------
     One Year              13.47%        20.33%           4.94%
     Since Inception       11.31%        15.95%           6.65%


     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Balanced Portfolio commenced operations on 12/31/92. All returns are compared to the S&P 500 Index and the Salomon Broad Investment Grade Index, both unmanaged market indices.

                                    Balanced

                           MULTI-ASSET-CLASS PORTFOLIO

The Multi-Asset-Class Portfolio provides global asset allocation among U.S. and foreign stocks, bonds and high-yield securities for U.S. investors. Miller Anderson & Sherrerd actively shifts assets as relative values and risks change and manages diversification and risk control across all five asset classes. Diversification across this wide array of asset types offers a risk/return profile that historically has been more attractive than balanced portfolios consisting only of domestic stocks and bonds.

Management of the Portfolio incorporates expertise from MAS's entire investment team. Members of the domestic equity, international equity, domestic fixed-income and international fixed-income teams comprise the MAS Asset Allocation Committee, which also includes representatives from the interest-rate, economic, and currency-management teams. The Asset Allocation Committee evaluates the relative risks and returns of broad asset classes and sectors and makes strategic asset allocation decisions. The portfolio management team then makes decisions about portfolio composition and structure, drawing on the strategies employed by MAS's product teams for each of the five asset classes represented in the Portfolio.

The investment process consists of five interrelated decisions: allocation among global asset classes, country allocation, allocation to equities versus fixed-income securities within markets, currency exposures, and value determinations within markets. Asset-allocation decisions couple measures of value with economic analysis, focusing on fiscal and monetary policy, prospective levels of inflation, and political stability.

In making global asset-allocation decisions, MAS measures risk-adjusted returns in each country's equity market versus its fixed-income market; the difference between these two expected returns represents the equity risk premium. A higher premium would generally lead to a greater focus on equities, while a lower premium would favor fixed-income securities. MAS then reviews the equity risk premia in aggregate to determine whether to favor equities or fixed-income securities globally.

Country-allocation decisions are based on the belief that investors generally require a higher return to invest in countries with relatively higher risks. Using an assessment of each country's risk-adjusted expected return to capital, MAS selects markets that offer higher expected returns. While MAS generally avoids investing in countries with low returns on capital, it also distinguishes between the opportunities in each country's fixed-income and equity markets, favoring equity markets with high risk premia relative to the country's history and to other countries and fixed-income markets that offer high real interest rates and high premia for extending maturity (steep yield curves).

While currency valuations help shape MAS's view of the relative value of non-dollar investments and thus influence the Portfolio's country allocations, currency exposure is viewed as a separate decision. The degree of currency exposure is based on MAS's analysis of deviations from purchasing-power parity, with particular attention directed towards over- or under-valuation that cannot be explained by differences in real interest rates. Decisions regarding value within each country's stock and bond markets are made by members of the MAS management team for that asset class.

During fiscal 1996, the Portfolio performed well against its custom benchmark composed of 50% U.S. equities, 14% foreign equities, 24% U.S. fixed-income, 6% foreign fixed-income, and 6% high yield. Value added relative to the benchmark came from a higher-than-index exposure to equities and high-yield debt, exposure to emerging-market debt, and security selection in the fixed-income and international equity portions of the portfolio. Currency hedging also added value, while security selection in U.S. stocks detracted from relative performance.

The Portfolio started the fiscal year with overweight positions in high yield and emerging market debt, international equities, and non-U.S. bonds. Yield spreads of high yield and emerging market debt relative to U.S. Treasuries were very attractive and more than compensated investors for the higher risk of these asset classes. International equities offered investors higher expected returns than U.S. stocks, but as the year progressed, higher actual returns in local currencies were partially offset by a rally in the dollar against the Japanese yen and European currencies. Also, non-U.S. bonds offered significantly higher real interest rates than U.S. bonds.

Throughout the fiscal year, MAS reduced positions in top-performing asset classes to capitalize on market gains and reflect changed relative values. During the third quarter, MAS reduced the equity position as expected returns relative to bonds became less attractive, and shifted assets from international bonds to U.S. bonds as real interest rates converged on U.S. levels. Yield spreads for high yield bonds and emerging market debt relative to U.S. Treasuries moved to lower-than-average levels, also leading to a reduction of those positions.

At year-end, the Portfolio had higher-than-benchmark investments in international equities and in high yield bonds, though both have been reduced from the levels held during fiscal 1996. The Portfolio ended the year significantly underweight in U.S. equities, reflecting concern about the profit outlook and relatively high valuations, with other asset classes at near-benchmark weights.

                               INVESTMENT RESULTS
                Growth of a $1 Million Investment Since Inception


 [The following table was represented as a line graph in the printed material.]

                                 Dollars (000)
                         Fiscal Year ending September 30


(1) Institutional Class - Inception Date 7/29/94
------------------------------------------------------------------------------------------------------------------------------------
           X-AXIS LABELS:                  1994                                    1995                                    1996
------------------------------------------------------------------------------------------------------------------------------------
                               =========
                                7/29/94   9/30/94  12/31/94   3/31/95   6/30/95   9/30/95  12/31/95   3/31/96   6/30/96   9/30/96
                                -------   -------  --------   -------   -------   -------  --------   -------   -------   -------
MAS Funds Multi-Asset-Class     $ 1,000   $   997   $   986   $ 1,044   $ 1,125   $ 1,179   $ 1,229   $ 1,280   $ 1,326   $ 1,341
S&P 500                         $ 1,000   $ 1,016   $ 1,015   $ 1,114   $ 1,221   $ 1,318   $ 1,397   $ 1,472   $ 1,538   $ 1,585
Salomon Broad                   $ 1,000   $   987   $   991   $ 1,041   $ 1,104   $ 1,125   $ 1,174   $ 1,154   $ 1,159   $ 1,181
MSCI EAFE-GDP (Weighted)        $ 1,000   $   981   $   973   $   990   $ 1,013   $ 1,046   $ 1,082   $ 1,113   $ 1,140   $ 1,137
                               =========
                               INCEPTION
                                 DATE


(2) Investment Class - Inception Date 6/10/96
------------------------------------------------------------------------------------------------------------------------------------
           X-AXIS LABELS:                  1994                                     1995                                    1996
------------------------------------------------------------------------------------------------------------------------------------
                               =========
                                7/29/94   9/30/94  12/31/94   3/31/95   6/30/95    9/30/95  12/31/95   3/31/96   6/30/96   9/30/96
                                -------   -------  --------   -------   -------    -------  --------   -------   -------   -------
MAS Funds Multi-Asset-Class     $ 1,000   $   997   $   986   $ 1,044   $ 1,125    $ 1,179   $ 1,229   $ 1,280   $ 1,325   $ 1,340
S&P 500                         $ 1,000   $ 1,016   $ 1,015   $ 1,114   $ 1,221    $ 1,318   $ 1,397   $ 1,472   $ 1,538   $ 1,585
Salomon Broad                   $ 1,000   $   987   $   991   $ 1,041   $ 1,104    $ 1,125   $ 1,174   $ 1,154   $ 1,159   $ 1,181
MSCI EAFE-GDP (Weighted)        $ 1,000   $   981   $   973   $   990   $ 1,013    $ 1,046   $ 1,082   $ 1,113   $ 1,140   $ 1,137
                               =========
                               INCEPTION
                                 DATE


                             AVERAGE ANNUAL RETURNS
                                 Ended 9/30/96*

                        ------------------------------
                             MAS Multi-Asset-Class         S&P 500       Salomon       MSCI EAFE
                        Institutional(1)  Investment(2)     Index      Broad Index    GDP Weighted
                        -------------------------------                                   Index
     One Year                13.75%          13.66%         20.33%        4.94%           8.67%
     Since Inception         14.48%          14.43%         23.63%        7.96%           6.09%

     MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

     The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(1)  Represents an investment in the Institutional Class.

(2) Represents an investment in the Investment Class which commenced operations 6/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

     The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for Institutional Class shares of the Multi-Asset-Class Portfolio from exceeding 0.58% of average daily net assets. The Adviser also waived a portion of its advisory fees for Investment Class shares of the Portfolio. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Multi-Asset-Class Portfolio commenced operations on 7/29/94. All returns are compared to the S&P 500 Index, the Salomon Broad Investment Grade Index and the Morgan Stanley Capital International EAFE-GDP Weighted Index, all unmanaged market indices.

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                                       46

                          MAS INVESTMENT SERVICES TEAM

                                   Investment

          Robert E. Angevine                 Abhi Y. Kanitkar
          Arden C. Armstrong, CFA            Nicholas J. Kovich, CFA
          Richard M. Behler                  Steven K. Kreider, PhD, CFA
          Thomas L. Bennett, CFA             Michele A. Kreisler, PhD
          John D. Connolly, CFA              Michael Kushma
          Timothy G. Connors, CFA            Gordon Loery, CFA
          Boykin Curry                       Angelo G. Manioudakis
          Bradley S. Daniels, CFA            Robert J. Marcin, CFA
          Kenneth B. Dunn, PhD               Paul F. O'Brien, PhD
          Paul A. Durose                     James M. Olness
          Hassan Elmasry, CFA                Scott F. Richard, DBA
          Stephen F. Esser, CFA              Christian G. Roth, CFA
          William B. Gerlach, CFA            Gary G. Schlarbaum, PhD, CFA
          J. David Germany, PhD              Roberto M. Sella
          Benjamin J. Gord                   Horacio A. Valeiras, CFA
          Ellen D. Harvey, CFA               A. Morris Williams Jr., CFA
          Gary D. Haubold, CFA               Dean Williams
          James J. Jolinger                  Richard B. Worley

                                 Client Service

          Gerry Barth                        John D. Hevner, CFA
          Glenn E. Becker                    Tracey H. Ivey, CFA
          Marjorie A. Bennett                Helene Kennedy
          Mary Jane Bobyock, CFA             Yuri Khalif
          Joseph A. Braccia, CFA             Laura G. Kirkpatrick
          Justin G. Bullion, CFA             Katharine E. McCoid
          Scott A. Burney, CFA               James J. Manley
          Janet E. Cauley                    Lisa A. Marlin
          Mari M. Chazen                     Mary Ann Milias
          Marc Crespi                        James A. Morrissey
          Mimi K. Drake                      Kim Savander
          Kathryn J. Engebretson, PhD,CFA    Angela Tenga, PhD
          Alexis E. McCarthy                 Elizabeth A. Vale, CFA
          W. Blair Garff                     Marna C. Whittington, PhD
          Robert L. Hagin, PhD

                     MAS Funds Client Service Administration

          Jeffrey L. Alt                     Marion S. Mitchell
          Alisa M. Attardi                   Carol N. Neilson
          Mark Babiec                        Barry A. Siegel
          Jeanie A. Krepfle                  Andrea E. Silverman
          Susan M. Mislick

                      [This page intentionally left blank]

                         MAS FUNDS TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc. and Morgan Stanley Universal Fund, Inc.; Managing Director, Morgan Stanley & Co. Incorporated.

JOSEPH P. HEALEY
Trustee; Headmaster, Haverford School; formerly: Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. McLEAN
Trustee; Director, Alexander and Alexander Services, Inc., Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

JAMES D. SCHMID
President; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; Principal, Morgan Stanley & Co. Incorporated.

LORRAINE TRUTEN, CFA
Vice President; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.; Principal, Morgan Stanley & Co. Incorporated.

DOUGLAS W. KUGLER, CFA
Treasurer; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP.; Vice President, Morgan Stanley & Co. Incorporated.

JOHN H. GRADY, JR.
Secretary; Partner, Morgan Lewis & Bockius, LLP.


*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

This report should be preceeded or accompanied by a prospectus.

MAS Fund Distribution, Inc. serves as General Distribution Agent for MAS Funds.

                           MILLER ANDERSON & SHERRERD
                               MISSION STATEMENT

   Miller Anderson & Sherrerd strives to meet or exceed clients' long-term investment objectives by providing a comprehensive array of investment services, characterized by enduring client relationships and superior investment results.

   In pursuing this mission we:

o  Listen attentively to our clients

o Communicate clearly and concisely how well our investment strategies and results are fulfilling our clients' investment objectives

o Manage the growth of the firm to preserve and enhance the quality of our investment services

o Invest continuously in people and technology to remain at the intellectual and technological frontier of our industry

o Maintain a culture and work environment that promote teamwork and enable us to attract and retain the highest caliber of people, and to foster their growth and satisfaction

o  Uphold the highest standards of ethics and integrity

   We measure our success through our enduring client relationships and long-term investment results.

MAS
---------
MAS FUNDS





                                             MILLER
                                             ANDERSON
                                             & SHERRERD, LLP

                                             One Tower Bridge
                                             West Conshohocken, PA 19428-2899
                                             Investment Adviser:  (610) 940-5000
                                             MAS Funds:           (800) 354-8185